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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRA HEALTH SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 3, 2020

Dear Fellow Stockholders:

        Please join us for the PRA Health Sciences, Inc. Annual Meeting of Stockholders on Monday, May 18, 2020, at 9:00 a.m. EDT at our headquarters at 4131 Parklake Avenue, 6th Floor, Raleigh, North Carolina 27612.

        In accordance with the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet, we sent stockholders of record at the close of business on March 20, 2020 a Notice of Internet Availability of Proxy Materials on or about April 3, 2020. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

        Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

        Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card, or you may vote in person at the Annual Meeting. Voting online, by telephone or by returning your proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares in person. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke your proxy at or prior to the Annual Meeting.

        Thank you for your continued support of PRA Health Sciences, Inc.

Sincerely,
Colin Shannon President, Chief Executive Officer and Chairman of the Board of Directors

PROXY VOTING METHODS

        If at the close of business on March 20, 2020, you were a stockholder of record or held shares through a broker or nominee, you may vote your shares by proxy on the Internet, by telephone or by mail. For shares held of record or through a broker or nominee, you may also vote in person at the Annual Meeting of Stockholders on May 18, 2020. For shares held through a broker or nominee, you may vote by submitting voting instructions to your broker or nominee. To reduce our administrative and postage costs, we ask that you vote on the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies or change your vote at the times and in the manners described on page 5 of the Proxy Statement.

        If you are a stockholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 17, 2020 to be counted.

To vote by proxy:

BY INTERNET

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  Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

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  You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or your proxy card.

BY TELEPHONE

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  From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

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  You will need the 16-digit number included on your Notice or your proxy card.

BY MAIL

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  If you have not already received a proxy card, you may request a proxy card from us by following the instructions on your Notice.

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  When you receive the proxy card, mark your selections on the proxy card.

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  Date and sign your name exactly as it appears on your proxy card.

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  Mail the proxy card in the enclosed postage-paid envelope that will be provided to you.

To vote in person:

        If you plan to attend the Annual Meeting and vote in person, you must present a form of personal identification (such as a driver's license) along with your Notice, proxy card or proof of ownership (and if your shares are held in street name, a bank or brokerage account statement as proof of ownership). You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or nominee) giving you the right to vote the shares.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

PRA HEALTH SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	9:00 a.m. EDT on May 18, 2020
PLACE	PRA Health Sciences, Inc. 4131 Parklake Avenue, 6th Floor, Raleigh, North Carolina 27612

We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable by press release, which may include holding the meeting solely by means of remote communication. Please monitor our website at investor.prahs.com for updated information. If you are planning to attend our Annual Meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.
ITEMS OF BUSINESS	1.	To elect the three Class III director nominees listed herein.
	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.
	3.	To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.
	4.	To approve the PRA Health Sciences, Inc. 2020 Stock Incentive Plan.
	5.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting if you were a stockholder of record at the close of business on March 20, 2020.
VOTING BY PROXY
To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Internet and telephone voting procedures are described on the preceding page, in the General Information section beginning on page 1 of the Proxy Statement and on the proxy card.

By Order of the Board of Directors,
Christopher L. Gaenzle Corporate Secretary

This Notice of Annual Meeting and Proxy Statement are being distributed or made available, as the case may be,
on or about April 3, 2020.

i

PRA HEALTH SCIENCES, INC.
4130 Parklake Avenue, Suite 400
Raleigh, NC 27612
Telephone: (919) 786-8200

PROXY STATEMENT
Annual Meeting of Stockholders
May 18, 2020
9:00 a.m. EDT

GENERAL INFORMATION

Why am I being provided with these materials?

        We are providing this Proxy Statement to you in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of PRA Health Sciences, Inc. ("PRA" or the "Company") of proxies to be voted at our Annual Meeting of Stockholders to be held on May 18, 2020 (the "Annual Meeting"), and at any postponements or adjournments of the Annual Meeting. On or about April 3, 2020, we have either (1) delivered to you a Notice of Internet Availability of Proxy Materials (the "Notice") and made these proxy materials available to you on the Internet or (2) delivered printed versions of these materials, including a proxy card, to you by mail.

What am I voting on?

        There are four proposals scheduled to be voted on at the Annual Meeting:

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  Proposal No. 1: Election of three Class III director nominees listed in this Proxy Statement (the "director nominee proposal").

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  Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020 (the "auditor ratification proposal").

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  Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers (the "say-on-pay proposal").

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  Proposal No. 4: Approval of the PRA Health Sciences, Inc. 2020 Stock Incentive Plan (the "incentive plan proposal").

Who is entitled to vote?

        Only stockholders of record as of the close of business on March 20, 2020 (the "Record Date") may vote at the Annual Meeting. As of the Record Date, there were 63,627,842 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

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  Held directly in your name as "stockholder of record" (also referred to as "registered stockholder");

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  Held for you in an account with a broker, bank or other nominee (shares held in "street name")—street name holders generally cannot vote their shares directly and instead must instruct the broker or nominee how to vote their shares; and

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  Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

What constitutes a quorum?

        The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and shares represented by "broker non-votes" (as described below) are counted as present and entitled to vote for purposes of determining a quorum.

What is a "broker non-vote" and how does it affect voting on each item?

        A broker non-vote occurs if you hold your shares in street name, do not provide voting instructions to your broker on a proposal, and your broker does not have discretionary authority to vote on such proposal. In such circumstances the organization that holds your shares may generally vote on "routine" matters, but cannot vote on "non-routine" matters. Proposal No. 1 (the director nominee proposal), Proposal No. 3 (the say-on-pay proposal) and Proposal No. 4 (the incentive plan proposal) are considered non-routine matters and a broker will lack the authority to vote shares at its discretion on such proposals. Proposal No. 2 (the auditor ratification proposal) is considered a routine matter and a broker will be permitted to exercise its discretion on that proposal.

How many votes are required to approve each proposal, how are votes counted and how does the Board recommend I vote?

        Each share of common stock entitles the holder of such share as of the Record Date to cast one vote on the following matters submitted for a vote of the stockholders at the Annual Meeting. The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting Allowed	Impact of Abstentions and Broken Non-Votes
Proposal 1: director nominee proposal	Plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.(2)	"FOR" "WITHHOLD"(3)	"FOR"	No	Votes that are withheld and broker non-votes will have no effect on the outcome of Proposal No. 1.
Proposal 2: auditor ratification proposal	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal.	"FOR" "AGAINST" "ABSTAIN"	"FOR"	Yes	Abstentions will be counted as votes "Against."
Proposal 3: say-on-pay proposal(4)	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal.	"FOR" "AGAINST" "ABSTAIN"	"FOR"	No	Abstentions will be counted as votes "Against." Broker non-votes have no effect on the outcome of Proposal No. 3.
Proposal 4: incentive plan proposal	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal.	"FOR" "AGAINST" "ABSTAIN"	"FOR"	No	Abstentions will be counted as votes "Against." Broker non-votes have no effect on the outcome of Proposal No. 4.

(1)
If you simply sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the Board's recommendations.

(2)
A plurality vote requirement means that the three director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting.

(3)
Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention.

(4)
Because your vote for the say-on-pay proposal is advisory, it will not be binding upon our Board, will not overrule any decision by our Board and will not create or imply any additional fiduciary duties on our Board or any member thereof. However, our Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

Who will count the vote?

        Representatives of Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate the votes, and representatives of Broadridge will act as inspectors of election.

How do I vote my shares without attending the Annual Meeting?

        If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

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  By Internet—You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice or your proxy card in order to vote by Internet.

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  By Telephone—You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice or your proxy card in order to vote by telephone.

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  By Mail—You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

        If you hold your shares in street name, you may also submit voting instructions to your broker, bank or other nominee. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. In most instances, you will be able to do this over the Internet, by telephone or by mail as indicated above.

What is the deadline for voting if I do not attend the Annual Meeting in person?

        Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 17, 2020 for the voting of shares held by stockholders of record or held in street name.

        Mailed proxy cards with respect to shares held of record or in street name must be received by us at the address set forth herein no later than May 17, 2020.

Do I need a ticket to be admitted to the Annual Meeting?

        You will need your proof of identification along with either your Notice or proof of stock ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of PRA Health Sciences, Inc. stock, such as a bank or brokerage account statement.

How do I vote my shares in person at the Annual Meeting?

        First, as discussed above, you must satisfy the requirements for admission to the Annual Meeting. Then, if you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your Notice, proxy card or proof of ownership. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

        Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

What does it mean if I receive more than one Notice or proxy card on or about the same time?

        It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice or proxy card you receive.

May I change my vote or revoke my proxy?

        Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and/or revoke your proxy by:

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  Sending a written statement to that effect to our Corporate Secretary or to any corporate officer of the Company, provided such statement is received no later than May 17, 2020;

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  Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on May 17, 2020;

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  Submitting a properly signed proxy card with a later date that is received no later than May 17, 2020; or

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  Attending the Annual Meeting, revoking your proxy and voting in person.

        If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Are there other things I should know if I intend to attend the Annual Meeting?

        Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. We reserve the right to deny admission to any person who may pose a threat to the health or safety of stockholders or other meeting participants, and we reserve the right to implement additional procedures to ensure the health, security and safety of meeting attendees.

Could other matters be decided at the Annual Meeting?

        At the date we began printing this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

        If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Amended and Restated Certificate of Incorporation provides for a classified Board of Directors divided into three classes. Alexander G. Dickinson, James C. Momtazee and Colin Shannon constitute a class with a term that expires at the Annual Meeting of Stockholders in 2020 (the "Class III Directors"); Matthew P. Young constitutes a class with a term that expires at the Annual Meeting of Stockholders in 2021 (the "Class I Directors"); and Jeffrey T. Barber and Linda S. Grais, M.D. constitute a class with a term that expires at the Annual Meeting of Stockholders in 2022 (the "Class II Directors"). On November 11, 2019, Max C. Lin notified the Board of his decision to resign from his position as a member of the Board, effective immediately. On November 12, 2019, the Board elected to decrease the size of the Board to six members.

        On the recommendation of the Nominating Committee, the Board of Directors has considered and nominated the following slate of Class III nominees for a three-year term expiring in 2023: Alexander G. Dickinson, James C. Momtazee and Colin Shannon. Action will be taken at the Annual Meeting for the election of these three Class III nominees.

        Unless otherwise instructed, the persons named in the form of proxy card (the "proxyholders") attached to this Proxy Statement intend to vote the proxies held by them for the election of Alexander G. Dickinson, James C. Momtazee and Colin Shannon. If any of these three nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

Nominees for Election to the Board of Directors in 2020

        The following information describes the offices held, other business directorships and the class and term of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under "Ownership of Securities" below.

Class III—Nominees for Term Expiring in 2023

Name	Age	Principal Occupation and Other Information
Colin Shannon	60	On January 1, 2010, Mr. Shannon was named PRA's President and Chief Executive Officer and as a director of the Company. He is currently the Chairman of our Board. Mr. Shannon joined PRA in 2007, serving first as President and Chief Operating Officer. Prior to joining PRA, he was Executive Vice President, Global Clinical Operations at Pharmaceutical Product Development, Inc. (now known as Pharmaceutical Product Development LLC) , or PPD. During his 12 year tenure with PPD, he held various leadership roles, including Chief Operating Officer for its European division and Chief Financial and Administration Officer for Europe and the Pacific Rim. Prior to joining PPD, Mr. Shannon had more than 15 years of experience in a variety of financial and accounting positions in the utility and multimedia industries. Mr. Shannon earned his M.B.A. from London's City University and is a fellow member of the Chartered Association of Certified Accountants.
James C. Momtazee	48

A director of the Company since September 2013 and Lead Director since August 2019, Mr. Momtazee was formerly a Member of KKR Management LLC, the general partner of global investment firm Kohlberg Kravis Roberts & Co. L.P. ("KKR") and Head of the Americas Health Care industry team. He worked a total of 21 years at KKR. He is also currently on the board of directors of BridgeBio Pharma, which he has been on since March 2016, and previously served on the boards of directors of the following publicly traded companies: Jazz Pharmaceuticals plc from 2004 to 2014, HCA Holdings Inc. from 2006 to 2014, and Entellus Medical, Inc. from 2017 to 2018. He holds an A.B. from Stanford University and an M.B.A. from Stanford University Graduate School of Business.

Alexander G. Dickinson	58

A director of the Company since August 2017, Dr. Dickinson is the executive chairman of ChromaCode, a private clinical diagnostics company. Previously Dr. Dickinson was the Senior Vice President of Strategic Initiatives at Illumina, Inc., a developer, manufacturer, and marketer of integrated systems for the analysis of genetic variation and biological function, where his responsibilities included working with national governments and large institutions to develop precision medicine programs for healthcare systems. Earlier he led the team that built Illumina's cloud-based sequencing informatics platform, BaseSpace, now one of the world's largest genomic databases. Dr. Dickinson joined Illumina in 2010 when the company acquired Helixis, a molecular diagnostics company that he led as Chief Executive Officer after co-founding with Caltech Professor Axel Scherer and Nobel Laureate David Baltimore. Dr. Dickinson was previously the founder and Chief Executive Officer of Luxtera, a leading provider of interconnect products for cloud computing that was acquired by Cisco Systems. He began his career as a researcher at AT&T Bell Labs and has been awarded over 40 patents covering a range of inventions including the camera and fingerprint CMOS chip technologies widely used in today's smartphones. Dr. Dickinson holds a Ph.D. from the University of Adelaide, Australia, and an MBA from Columbia University in New York.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Continuing Members of the Board of Directors

        The following information describes the offices held, other business directorships and the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year. Beneficial ownership of equity securities for these directors is also shown under "Ownership of Securities" below.

Class I—Director Whose Term Expires in 2021

Name	Age	Principal Occupation and Other Information
Matthew P. Young	50	A director of the Company since February 2015, Mr. Young has served as Chief Operating Officer and Chief Financial Officer of GRAIL, Inc., a biotechnology company, since October 2019. Mr. Young previously served as Chief Financial Officer of Jazz Pharmaceuticals plc, a biopharmaceutical company, from March 2014 to October 2019. Prior to his appointment as Chief Financial Officer of Jazz Pharmaceuticals, he served as Senior Vice President, Corporate Development beginning in April 2013. He also has served on the board of directors and nominating and corporate governance committee, as well as chairman of the audit committee, of CytomX Therapeutics since November 2015. Prior to joining Jazz Pharmaceuticals, Mr. Young worked in investment banking for approximately 20 years. From February 2009 to April 2013, Mr. Young served as a managing director in global healthcare of Barclays Capital Inc., where his role included acting as the co-head of life sciences. From 2007 to 2008, Mr. Young served as a managing director of Citigroup Global Markets Inc., and from 2003 to 2007 he served as a managing director of Lehman Brothers Inc. From 1992 to 2003, Mr. Young served in various capacities at other investment banking firms. Mr. Young received a B.S. in Economics and an M.B.A. from the Wharton School of the University of Pennsylvania.

Class II—Directors Whose Term Expires in 2022

Name	Age	Principal Occupation and Other Information
Jeffrey T. Barber	67	A director of the Company since November 2014, Mr. Barber is a Managing Director with Fennebresque & Co., a Charlotte, North Carolina-based investment banking firm, where he focuses on healthcare and technology. Mr. Barber joined Fennebresque & Co. in 2009 after retiring from PricewaterhouseCoopers where he worked for 31 years and served as the Managing Partner of the Raleigh office for 14 years. Mr. Barber previously served on the boards of directors and as chair of the audit committees of Ply Gem Holdings, Inc. from January 2010 through November 2018, SciQuest, Inc. from March 2010 through July 2016 and LipoScience, Inc. from June 2013 through November 2014. He also has served on the Board of Trustees of Blue Cross and Blue Shield of North Carolina since January 2009. Mr. Barber holds a B.S. in Accounting from the University of Kentucky.
Linda S. Grais, M.D.	63

A director of the Company since October 2015, Dr. Grais served as a member of the board of directors of Ocera Therapeutics, Inc. from January 2008 through December 2017 and as President and Chief Executive Officer of Ocera Therapeutics, Inc., a biopharmaceutical company, from June 2012 to December 2017. Prior to her employment by Ocera Therapeutics, Dr. Grais served as a managing member at InterWest Partners, a venture capital firm from May 2005 until February 2011. From July 1998 to July 2003, Dr. Grais was a founder and executive vice president of SGX Pharmaceuticals Inc., a drug discovery company focusing on new treatments for cancer. Prior to that, she was a corporate attorney at Wilson Sonsini Goodrich & Rosati, where she practiced in such areas as venture financings, public offerings and strategic partnerships. Before practicing law, Dr. Grais worked as an assistant clinical professor of Internal Medicine and Critical Care at the University of California, San Francisco. She currently serves on the boards of directors of Corvus Pharmaceuticals, Inc., Zosano Pharma Company and Arca Biopharma, Inc. and sits on the audit committees of Corvus Pharmaceuticals, Inc., Zosano Pharma Company and Arca Biopharma, Inc. and on the compensation committee of Arca Biopharma, Inc. Dr. Grais received a B.A. from Yale University, an M.D. from Yale Medical School and a J.D. from Stanford Law School.

 THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

        Our Board manages or directs the business and affairs of the Company as provided by Delaware law, and in 2019 conducted its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Engagement with Shareholders

        Our Board and management value the perspectives of our shareholders and work to provide our shareholders with continuous and meaningful engagement. Our Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") have made outreach to our shareholders and analysts one of their top priorities, and the Board receives that feedback directly and promptly.

        We regularly attend investor conferences and hold one-on-one meetings with shareholders and potential investors throughout the United States as well as overseas. In addition, we have telephonic meetings with shareholders and analysts on a regular basis and review correspondence submitted by shareholders to management and/or the Board. In 2019, we estimate that these outreach efforts resulted in dialogue with shareholders representing over 30% of the Company's common stock.

Director Independence and Independence Determinations

        Under our Corporate Governance Guidelines and NASDAQ rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.

        The Board has established guidelines of director independence to assist it in making independence determinations, which conform to the independence requirements in the NASDAQ listing standards. In addition to applying these guidelines, which are set forth in our Corporate Governance Guidelines (which may be found on the Corporate Governance page of our Investor Relations website at investor.prahs.com), the Board will consider all relevant facts and circumstances in making an independence determination. The Board's policy is to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the independence guidelines, the Board will determine in its judgment whether such relationship is material.

        The Nominating Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that all of our directors (except for Mr. Shannon) are independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and for purposes of the listing requirements of NASDAQ. Our Board has also determined that Mr. Barber, Dr. Grais and Mr. Young are "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder and that Dr. Grais, Mr. Momtazee and Mr. Young are "independent" for purposes of Section 10C(a)(3) of the Exchange Act and Rule 10C-1 thereunder.

Board Structure

        Our bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Mr. Shannon serves as Chairman of the Board, President and Chief Executive Officer of the Company. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience with the pharmaceutical industry and ongoing executive responsibility for the Company. In the Board's view, this enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, this enables the Chief Executive Officer to effectively communicate the Board's view to management, thereby ensuring a common purpose. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

        In 2019, our Board amended our Corporate Governance Guidelines to require the independent directors to elect from among themselves a Lead Director whenever the Chairman of the Board is also the Chief Executive Officer or is otherwise not an independent director. The independent directors subsequently elected Mr. Momtazee to serve as Lead Director. The Lead Director helps coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and, in particular, the performance of senior management. Specifically, under our Corporate Governance Guidelines, the Lead Director has the following responsibilities:

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  presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors;

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  assisting in scheduling Board meetings and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

  •
  collaborating with the CEO on Board meeting agendas and approving such agendas;

  •
  approving all information sent to the Board;

  •
  being available for consultation and direct communication if requested by major stockholders;

  •
  acting as the liaison between the independent or non-management directors and the Chairman, as appropriate; and

  •
  calling meetings of the independent or non-management directors when necessary and appropriate.

Board Committees and Meetings

        The following table summarizes the current membership of each of the Board's Committees.

        Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During the year ended December 31, 2019, the Board held ten meetings, the Audit Committee held four meetings and the Compensation Committee held four meetings. The Nominating Committee did not hold any meetings in 2019, but did act by unanimous written consent. Each director attended at least 75% of the meetings of the Board and committees of which he or she was a member (held during the period in which he or she was a director and served on any such committee). Mr. Shannon attended our 2019 annual meeting of stockholders.

Committee Membership

Audit Committee

        Our Audit Committee currently consists of Mr. Barber, Dr. Grais and Mr. Young, each of whom has been determined to be "independent" consistent with the rules of the Securities and Exchange Commission (the "SEC"), NASDAQ listing rules applicable to boards of directors in general and audit committees in particular, our Corporate Governance Guidelines and the charter of our Audit Committee. Mr. Barber currently serves as Chairperson of our Audit Committee. Our Board has determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements, including the Company's balance sheet, statement of operations and cash flow statement, pursuant to the requirements of the rules and regulations of NASDAQ. In addition, our Board has determined that Mr. Barber and Mr. Young qualify as "audit committee financial experts" as defined by applicable SEC regulations. The Board reached its conclusion as to Mr. Barber's and Mr. Young's qualification based on, among other things, Mr. Barber's tenure as a partner at a national public accounting firm and Mr. Young's experience as a chief financial officer of both a global pharmaceuticals company and a biotechnology company, as well as his tenure in investment banking.

        The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found on the Corporate Governance page of our Investor Relations website at investor.prahs.com, and include the following:

  •
  carrying out the responsibilities and duties delegated to it by the Board, including its oversight of our financial reporting policies, our internal controls and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

  •
  selecting our independent registered public accounting firm and reviewing and evaluating its qualifications, performance and independence;

  •
  reviewing and pre-approving the audit and non-audit services and the payment of compensation to the independent registered public accounting firm;

  •
  reviewing reports and material written communications between management and the independent registered public accounting firm, including with respect to major issues as to the adequacy of the Company's internal controls;

  •
  reviewing the work of our internal audit function; and

  •
  reviewing and discussing with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management.

        With respect to our reporting and disclosure matters, the responsibilities and duties of the Audit Committee include reviewing and discussing with management and the independent registered public accounting firm our annual audited financial statements and quarterly financial statements prior to inclusion in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or other public dissemination in accordance with applicable rules and regulations of the SEC.

        On behalf of the Board, the Audit Committee plays a key role in the oversight of the Company's risk management policies and procedures. See "Oversight of Risk Management" below.

Compensation Committee

        Our Compensation Committee currently consists of Dr. Grais, Mr. Momtazee and Mr. Young, each of whom has been determined to be "independent" consistent with the rules of the SEC, NASDAQ listing rules applicable to boards of directors in general and compensation committees in particular, our Corporate Governance Guidelines and the charter of the Compensation Committee. Dr. Grais currently serves as the Chairperson of our Compensation Committee.

        The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found on the Corporate Governance page of our Investor Relations website at investor.prahs.com, and include the following:

  •
  establishing and reviewing the overall compensation philosophy of the Company;

  •
  reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officers' compensation, including annual performance objectives, if any;

  •
  evaluating the performance of the Chief Executive Officer in light of these corporate goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving the annual salary, bonus, equity-based incentives and other benefits, direct and indirect, of the Chief Executive Officer;

  •
  reviewing and approving or making recommendations to the Board on the annual salary, bonus, equity and equity-based incentives and other benefits, direct and indirect, of the other executive officers;

  •
  considering policies and procedures pertaining to expense accounts of senior executives;

  •
  reviewing and approving, or making recommendations to the Board of Directors with respect to, incentive compensation plans and equity-based plans that are subject to the approval of the Board of Directors, and overseeing the activities of the individuals responsible for administering those plans;

  •
  reviewing and approving equity compensation plans of the Company that are not otherwise subject to the approval of the Company's stockholders;

  •
  reviewing and making recommendations to the Board of Directors, or approving, all equity-based awards, including pursuant to the Company's equity-based plans;

  •
  monitoring compliance by executives with the rules and guidelines of the Company's equity-based plans; and

  •
  reviewing and monitoring all employee retirement, profit sharing and benefit plans of the Company.

        With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis for inclusion in our annual proxy statement or Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC. The charter of the Compensation Committee permits it to delegate any or all of its authority to one or more subcommittees. It also permits the Compensation Committee to delegate to one or more officers of the Company the authority to make awards under the Company's incentive-compensation or other equity-based plan to any non-Section 16 officer of the Company, subject to compliance with the plan and the laws of the state of the Company's incorporation.

        The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Pearl Meyer & Partners, LLC ("Pearl Meyer") as an independent compensation consultant to provide advice to the Compensation Committee related to the Company's executive and non-employee director compensation programs.

        None of the Company's management participated in the Compensation Committee's decision to retain Pearl Meyer. Pearl Meyer reports directly to the Compensation Committee and the Compensation Committee may replace Pearl Meyer or hire additional consultants at any time. Pearl Meyer attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chairperson between meetings; however, the Compensation Committee makes all decisions regarding the compensation of the Company's executive officers.

        Pearl Meyer provides various executive compensation services to the Compensation Committee with respect to the Company's executive officers and other key employees pursuant to a written consulting agreement with the Compensation Committee. The services Pearl Meyer provides under the agreement include advising the Compensation Committee on the principal aspects of the Company's executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of the Company's program design and the Company's award values in relation to its performance.

        The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent under the rules of the SEC and NASDAQ in providing executive compensation consulting services. The Compensation Committee conducted a review of its relationship with Pearl Meyer in March 2020 and determined that Pearl Meyer's work for the Compensation Committee had not raised any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Wall Street Reform and Consumer Protection Act and by the SEC and NASDAQ.

Nominating Committee

        Our Nominating Committee currently consists of Mr. Dickinson and Dr. Grais, each of whom has been determined to be "independent" consistent with the rules of the SEC, NASDAQ listing rules, our Corporate Governance Guidelines and the charter of the Nominating Committee. Mr. Dickinson currently serves as the Chairperson of our Nominating Committee.

        The duties and responsibilities of the Nominating Committee are set forth in its charter, which may be found on the Corporate Governance page of our Investor Relations website at investor.prahs.com, and include the following:

  •
  establishing criteria for the selection of new directors;

  •
  identifying and recommending to the Board individuals to be nominated as directors;

  •
  evaluating candidates for nomination to the Board, including those recommended by stockholders;

  •
  conducting all necessary and appropriate inquiries into the backgrounds and qualifications of possible director candidates;

  •
  considering questions of independence and possible conflicts of interest of members of the Board and executive officers;

  •
  reviewing and recommending the composition and size of the Board;

  •
  recommending members of the Board to serve on the committees of the Board and to serve as chairpersons of such committees; and

  •
  periodically reviewing the charter, composition and performance of each committee of the Board and making recommendations to the Board for the creation of additional committees or the elimination of committees of the Board.

Oversight of Risk Management

        Our Chief Executive Officer and other executive officers are responsible for day-to-day risk management of the Company and our Board oversees management's activities through both the full Board and its committees. Our executive officers regularly report to the non-executive directors, the Audit Committee and the Compensation Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The Board oversees general business and market risk management, our Audit Committee oversees risk management with respect to financial statements, accounting, financial controls and compliance with legal and regulatory requirements and our Compensation Committee oversees risk management with respect to our compensation plans, policies and procedures. Internal audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. With respect to non-financial risk management, including cybersecurity, legal compliance, privacy and enterprise risk, our Board and the Audit Committee receive updates from the appropriate executives on the primary risks facing the Company and the measures the Company is taking to mitigate such risks.

Executive Sessions

        Executive sessions, which are meetings of the non-management members of the Board, who are all independent directors, are regularly scheduled throughout the year. At each of these meetings, the Lead Director, if any, or the director designated by the non-management directors in attendance, will preside at such session.

Committee Charters and Corporate Governance Guidelines

        Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board's views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the full Board.

        Our Corporate Governance Guidelines, our Audit, Compensation and Nominating Committee charters and other corporate governance information are available on the Corporate Governance page of our Investor Relations website at investor.prahs.com. Any stockholder also may request them in print, without charge, by contacting the Corporate Secretary at 4130 Parklake Avenue, Suite 400, Raleigh, North Carolina 27612.

Code of Conduct

        We maintain a Code of Conduct that is applicable to all of our directors, officers and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer and other senior financial officers. The Code of Conduct sets forth our standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, accurate books and records, full and fair disclosure, use of our assets and reporting mechanisms for illegal or unethical behavior. This Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive amendments to the Code of Conduct or waivers of the Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K.

        The Code of Conduct may be found on the Corporate Governance page of our Investor Relations website at investor.prahs.com.

        As described in our Code of Conduct, the Company's directors, officers and employees are provided with three avenues through which they can report suspected illegal or unethical behavior: toll free phone line, in writing, and a website. The toll free number and website reporting mechanisms for the Company's directors, officers and employees are available 24 hours a day, seven days a week. Directors, officers and employees can choose to remain anonymous in reporting violations or suspected violations. In addition, we maintain a formal non retaliation policy that prohibits action or retaliation against any director, officer or employee who makes a report in good faith even if the facts alleged are not confirmed by subsequent investigation.

Director Nomination Process

        The Nominating Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election. In considering candidates for the Board, the Nominating Committee also assesses the size, composition and combined expertise of the current Board. When evaluating a person for nomination for election to the Board, the qualifications and skills considered by the Nominating Committee, include, but are not limited to, whether or not the person will qualify as a director who is "independent" under applicable laws and regulations, including applicable NASDAQ rules; whether the person is qualified under applicable laws and regulations to serve as a director of the Company; whether the person is willing to serve as a director, and willing to commit the time necessary for the performance of the duties of a director; the contribution that the person can make to the Board, with consideration being given to the person's business experience, education and such other factors as the Nominating Committee may consider relevant; the character and integrity of the person; and the director qualification standards in our Corporate Governance Guidelines.

        In addition, although the Nominating Committee considers diversity of viewpoints, background and experiences, neither the Board nor the Nominating Committee has a formal diversity policy. In identifying prospective director candidates, the Nominating Committee may use multiple sources, including its member's contacts and referrals from other directors, members of management, the Company's advisors and executive search firms. The Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board's effectiveness.

        In connection with their annual evaluation of a slate of nominees, the Nominating Committee may also assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

        Dr. Dickinson has served on our Board since August 2017. Dr. Dickinson was recommended by a third party search firm that we engaged to assist in identifying potential director nominees. Prior to Dr. Dickinson's nomination, the members of the Board met with him to consider whether he would be an appropriate candidate for the Board. On August 10, 2017, the Board voted unanimously to appoint Dr. Dickinson as a director to the Board immediately.

        When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Committee focused primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. Once appointed, directors serve until they resign or are removed by the stockholders.

        In particular, the Nominating Committee considered the following important characteristics of our directors when reviewing our Board composition as a whole: (i) Mr. Momtazee has significant financial, investment and operational experience from overseeing the businesses of portfolio companies of KKR, particularly companies in the healthcare industry; (ii) Mr. Shannon, our Chief Executive Officer, has more than 20 years of experience in our industry, having held leadership roles of increasing responsibility at PPD for twelve years before joining our Company; (iii) Mr. Barber was a partner at PricewaterhouseCoopers for 20 years and has extensive experience with multi-national companies in the healthcare and technology industries; (iv) Mr. Young is chief operating officer and chief financial officer of GRAIL, Inc. and the former chief financial officer of Jazz Pharmaceuticals plc and has extensive financial and investment experience from these positions, as well as nearly 20 years of experience in investment banking; (v) Dr. Grais was president and chief executive officer of Ocera Therapeutics, Inc. and has extensive experience in the healthcare field as a physician, attorney, and biotechnology entrepreneur; and (vi) Dr. Dickinson is executive chairman of ChromaCode and has a strong background in technology and informatics.

        This process resulted in the Nominating Committee's recommendation of, and the Board of Directors' subsequent nomination of, the three incumbent directors named in this Proxy Statement and proposed for election by stockholders at the Annual Meeting.

        The Nominating Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Corporate Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, 4130 Parklake Avenue, Suite 400, Raleigh, North Carolina 27612. All recommendations for nomination received by the Corporate Secretary that satisfy our bylaw requirements relating to such director nominations will be presented to the Nominating Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our bylaws. These requirements are also described under the section entitled "Stockholder Proposals for the 2021 Annual Meeting."

Communications with the Board

        As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the chairperson of the Audit, Compensation or Nominating Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary, 4130 Parklake Avenue, Suite 400, Raleigh, North Carolina 27612, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

Corporate Responsibility and Sustainability

        Corporate responsibility and sustainability play an important role in our business, operating strategies and long-term value creation for our stockholders, customers and employees. A key goal of our sustainability initiatives is to capture the defining features and value drivers of our organization and develop a clear vision of ensuring ongoing excellence in those areas. We believe that strong environmental, social and governance (ESG) programs and practices are critical to attracting the best talent, executing our strategies, maintaining a robust supplier base and innovating to develop cost-effective solutions that meet our customers' evolving realities.

        We are committed to conducting operations and activities in a manner that provides and maintains safe and healthy working conditions, protects the environment and conserves natural resources, and adheres to ethical research practices. In meeting this commitment, we have adopted a sustainability policy that applies to all PRA employees, officers and directors and documented our progress against these initiatives in a sustainability report. Our sustainability policy and report may be found on the Sustainability page of our website at www.prahs.com/sustainability. Under the policy, these parties are expected to report any incidents in which the policy is not being upheld and to address nonconformities in a prompt and reasonable manner. PRA also encourages suppliers and research organizations with which it collaborates to align operating practices with the objectives of the policy. We are also committed to the continual improvement of our environmental management systems and our environmental, health and safety programs and to the prevention of pollution. Consistent with this commitment, our sustainability policy requires, among other things, the following:

  •
  We will provide a working environment that is compliant, healthy and safe for all employees, visitors and contractors throughout our business, and we will continuously improve health and safety performance in all of our operations.

  •
  We will maintain a workplace that is free of harassment, intimidation and unlawful discrimination.

  •
  We will strive to minimize adverse effects of our operations on the community and environment and we will implement programs to conserve water and reduce waste, energy usage and greenhouse gas emissions.

  •
  We will adhere to ethical standards that promote and ensure respect for all human subjects and protect their health and rights.

  •
  We will strive to ensure that although the goal of clinical studies is generating new knowledge to improve the health and quality of life for people all over the world, this goal can never take precedence over the rights and interests of individual research volunteers.

        In addition, we have built effective partnerships with our suppliers and utilize transparent corporate governance and leadership practices. We recognize the importance of ESG considerations and are firmly committed to conducting the Company's business in a responsible manner.

        In 2017, we established sustainability goals to align with selected Sustainable Development Goals introduced by the United Nations in 2015. These goals serve as a blueprint for our operational sustainability efforts, as well as some of our key employee engagement and philanthropic activities. These goals include, but are not limited to:

  •
  increasing our low-cost and no-cost support of nonprofit organizations researching neglected tropical diseases;

  •
  improving HIV research infrastructure in Africa;

  •
  engaging with government health authorities of developing countries in which we operate to provide nonproprietary health risk data, tools, and analytical models supporting those countries' disease preparedness;

  •
  increasing female representation in our senior leadership positions; and

  •
  scaling up efforts to develop scientific research and development experts in PRA's workforce and talent pipeline.

Executive Officers of the Company

        Set forth below is certain information regarding our current executive officers other than Mr. Shannon, whose biographical information is presented under "Class III—Nominees for Term Expiring in 2023."

Name	Age	Principal Occupation and Other Information
Michael J. Bonello	50	Mr. Bonello has served as Executive Vice President and Chief Financial Officer of the Company since May 2018. Mr. Bonello previously served as Senior Vice President, Accounting and Corporate Controller for the Company, after having joined the Company in 2008. Prior to joining the Company, Mr. Bonello held positions with Cree, Inc., where he was Director of Finance/Corporate Controller, and Genworth Financial (formerly GE Mortgage Insurance Corporation) where he served as Vice President, Domestic Controller and Global Reporting Leader. Mr. Bonello also served for seven years in the audit practice at PricewaterhouseCoopers, LLP. He received a BBA with a concentration in accounting from St. Bonaventure University.
Christopher L. Gaenzle	53

Mr. Gaenzle joined PRA in April 2019 and serves as Executive Vice President, Chief Administrative Officer and General Counsel of the Company. Mr. Gaenzle has a strong background and expertise in leading large, multi-faceted, and global teams through exceptional growth. As Chief Administrative Officer and General Counsel, he oversees human resources, talent acquisition, quality assurance, compliance, and legal, in addition to data privacy and cybersecurity. Mr. Gaenzle previously served as Chief Administrative Officer, General Counsel and Corporate Secretary at Syneos Health, Inc. (previously INC Research, Inc.) from August 2013 to April 2018, and as General Counsel & Corporate Secretary from April 2012 to April 2018. He has also held leadership roles at Pfizer Inc. and Hunton Andrews Kurth LLP, formery Hunton & Williams LLP.

 PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. Following its annual evaluation of its independent registered public accounting firm, the Audit Committee considered whether there should be a rotation of such a firm and decided to appoint Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Deloitte has served as our independent registered accounting firm since December 20, 2013, and the Audit Committee and the Board believe that the continued retention of Deloitte as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders. The Audit Committee has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting.

        Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders' views on the Company's independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

        Representatives of Deloitte are expected to be present at the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

        The shares represented by your proxy will be voted for the ratification of the selection of Deloitte unless you specify otherwise.

Audit and Non-Audit Fees

        The following table presents fees for professional services rendered by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, the "Deloitte Group") for the audit of our financial statements for 2019 and 2018 and fees billed for other services rendered for those periods:

	2019	2018
Audit fees(1)	$3,392,593	$4,002,883
Audit-related fees(2)	110,762	80,000
Tax fees(3)	632,148	315,310
All other fees(4)	1,895	1,895

Total:	$4,137,398	$4,400,088

(1)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by the Deloitte Group for the audit of the Company's annual financial statements, review of the Company's quarterly financial statements, statutory audit services, advice on accounting matters directly related to the audit and audit services, and assistance with review of documents filed with the SEC, including the related consents and comfort letters issued to underwriters. The fees are for services that are normally provided by the Deloitte Group in connection with statutory or regulatory filings or engagements. The 2018 and 2019 audit fees include additional costs related to the secondary offerings that occurred in each year.

(2)
Includes fees billed by the Deloitte Group for due diligence assistance and other services in each of the last two fiscal years.

(3)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by the Deloitte Group for tax compliance, tax advice and tax planning.

(4)
Includes the aggregate fees recognized in each of the last two fiscal years for services provided by the Deloitte Group, other than those services described above.

        The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte's independence and concluded that it was.

        Consistent with SEC policies regarding auditor independence and the Audit Committee's charter, the Audit Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.

 PROPOSAL NO. 3—NON-BINDING VOTE ON EXECUTIVE COMPENSATION

        In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers as disclosed on pages 37 to 51. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

        The text of the resolution in respect of Proposal No. 3 is as follows:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        As discussed in the Compensation Discussion and Analysis, our executive compensation objectives are to attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy; to create and maintain our long-term equity value; to reward senior management in a manner aligned with our financial performance; and to align senior management's interests with our equity owners' long-term interests through equity participation and ownership. In considering their vote, stockholders may wish to review with care the information on the Company's compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis, as well as the discussion regarding the Compensation Committee on pages 13 to 14.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL NO. 4—APPROVAL OF THE PRA HEALTH SCIENCES, INC. 2020 STOCK INCENTIVE PLAN

        We are asking our stockholders to approve the PRA Health Sciences, Inc. 2020 Stock Incentive Plan (the "2020 Plan"). The 2020 Plan is intended to continue our long-term equity compensation program, currently implemented under the PRA Health Sciences, Inc. 2018 Stock Incentive Plan (the "Prior Plan"). If our stockholders approve the 2020 Plan, no further grants will be made under the Prior Plan. The material features of the 2020 Plan are summarized below.

        We believe that equity ownership provides an important link between the interests of long-term stockholders and our executives, managers and employees by rewarding the creation of long-term stockholder value. To meet this objective, equity awards are a key component of our compensation program. Further, if our stockholders do not approve the 2020 Plan, and as a consequence we are not able to continue to grant equity awards at competitive levels, we believe it will negatively affect our ability to recruit and retain highly qualified employees, which could have the effect of hampering our growth.

Outstanding Awards and Determination of Share Reserve

        The Prior Plan is our only active employee equity incentive plan. As of December 31, 2019, the following awards were outstanding under our Prior Plan and all of the other plans we have previously maintained: (i) options with respect to 4,861,606 shares with a weighted average exercise price of $72.45 and a weighted average remaining term of 7.5 years and (ii) unvested full-value awards covering 632,436 shares.

        In reviewing our historical grant practices, we determined that, excluding the effect of our share counting rules, we have issued 5,385,708 shares over the last three fiscal years. The table below summarizes our equity grant practices during the most recent three fiscal years.

Fiscal Year	Basic Weighted Average Shares Outstanding	RSA and RSU Awards Granted	Stock Options Granted	Annualized Burn Rate(1)
2019	64,505,657	357,936	1,157,500	2.3%
2018	64,123,445	240,228	1,569,000	2.8%
2017	62,436,587	140,044	1,921,000	3.3%

(1)
Burn rate is calculated as of December 31 of each fiscal year using a 1:1 ratio for each type of award. See below for additional information regarding the calculation.

        As of December 31, 2019, our overhang was 9.1%, and our burn rate in 2019 was 2.3%. Assuming our stockholders approve the 2020 Plan, our overhang would be 12.2%. For this purpose, "overhang" is defined as (A) the amount of shares awarded to key employees and directors, plus (B) shares available for future grant, divided by the sum of shares outstanding plus the amounts described in clauses (A) and (B), and "burn rate" is the number of shares underlying equity awards granted to key employees and directors in a fiscal year, divided by basic weighted average ordinary shares outstanding.

        Based on a review of our historical and projected grant practices, we believe that the shares reserved for grant under the 2020 Plan will meet the Company's equity grant needs for approximately three years. We anticipate a larger portion of our future grants to consist of restricted stock and restricted stock units as we move to a 50%/50% split between grants of restricted stock/restricted stock units and stock options. This will result in a decreased burn rate as compared to our burn rate in most recent fiscal years, in which a majority of grants consisted of stock options. The shares reserved may, however, last for more or less than three years depending on currently unknown factors, such as the number of grant recipients, future grant practices and the Company's share price.

Key Terms of the 2020 Plan at a Glance

        The following summary of key provisions of the 2020 Plan is qualified in its entirety by reference to the 2020 Plan, which is attached to this Proxy Statement as Appendix A.

Plan Term:	The 2020 Plan will become effective on the date the stockholders approve the 2020 Plan and will continue until the tenth anniversary of the date the Board approved the 2020 Plan, unless terminated earlier by the Board.
Eligible Participants:
Employees, members of the Board and consultants of the Company or any affiliate generally are eligible to receive each type of award offered under the 2020 Plan (except as noted below with respect to incentive stock options ("ISOs")).
Only employees of the Company, a parent, or a subsidiary are eligible to receive ISOs under the 2020 Plan.
Shares Available for Awards:
2,500,000 shares (plus the number of shares that remain available for grant under the Prior Plan, including shares that are subject to awards granted under the Prior Plan that terminate, expire or lapse for any reasons without delivery of the shares to the participant) are available for issuance pursuant to awards granted over the term of the 2020 Plan, subject to adjustment in the event of certain changes in the capitalization of the Company.
Award Types	(1) Options (ISOs and Nonqualified Stock Options)
(2) Restricted Stock
(3) Restricted Stock Units ("RSUs")
(4) Stock Appreciation Rights ("SARs")
(5) Dividend Equivalent Rights
(6) Other Equity-Based Awards
Award Terms:	Options and SARs will have a term of no longer than ten years.
ISO Limits:	2,500,000 shares may be granted as ISOs under the 2020 Plan.
Vesting:
As determined by the plan administrator, subject to a one-year minimum vesting requirement except with respect to a limited carve-out for awards not exceeding 5% of the share reserve in the aggregate (and in other limited circumstances as noted below in the summary).
Not Permitted	The following are not permitted under the 2020 Plan:
(1)
Repricing—Unless approved by our stockholders, we will not be able to reduce the exercise price of an underwater option or SAR, or exchanging underwater options or SARs for (i) a new option or SAR with a lower exercise price, (ii) a cash payment or (iii) any other award.

(2)	Liberal recycling of shares subject to options or SARs—We will not be able to add shares back to the number of shares available for issuance when shares covered by an option or a SAR are surrendered in payment of the option or SAR exercise price or in satisfaction of tax withholding obligations.
(3)	Automatic vesting acceleration upon a change in control in the event awards are assumed.
(4)	Payment of dividends or dividend equivalent rights prior to the vesting of the underlying awards.

Summary of the 2020 Plan

        The following summary of certain material features of the 2020 Plan is qualified in its entirety by reference to the 2020 Plan, which is attached to this Proxy Statement as Appendix A.

Purpose

        The purpose of the 2020 Plan is to provide a means through which the Company, and the affiliates of the Company designated to participate in the 2020 Plan (the "Company Group"), may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the affiliates of the Company designated to participate in the 2020 Plan can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of common stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of our stockholders.

Participation

        All employees, members of the Board and consultants of the Company Group are eligible to be granted awards under, and participate in, the 2020 Plan, provided that (i) no such employee covered by a collective bargaining agreement may participate in the 2020 Plan unless such eligibility is provided for in, or as part of, such collective bargaining agreement, and (ii) only such consultants who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), may participate in the 2020 Plan. As of December 31, 2019, there were approximately five non-employee directors and approximately 17,500 officers, employees and other such persons eligible to be granted awards under the 2020 Plan. The number of eligible persons will likely vary from year to year.

Administration

        The 2020 Plan will be administered by our Compensation Committee or another properly designated subcommittee of the Board or, if no such subcommittee has been appointed, the Board (the entity administering the 2020 Plan is referred to in this summary as the "Committee"). The Committee is authorized to, among other actions (i) grant awards to eligible individuals under the 2020 Plan and determine the terms and conditions of such awards, (ii) determine whether any awards subject to vesting may receive accelerated vesting treatment, (iii) administer and interpret the 2020 Plan and establish rules and regulations under the 2020 Plan, and (iv) make such other determinations and take such other actions that the Committee deems desirable for the administration of the 2020 Plan, including to accommodate any specific requirements of local laws, regulations and procedures for jurisdictions outside of the U.S. Except as prohibited by any applicable rules, regulations or law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

Shares Subject to 2020 Plan

        The total number of shares of our common stock that may be issued under the 2020 Plan will be (i) 2,500,000 plus (ii) the number of shares that remain available for grant under the Prior Plan, including shares that are subject to awards granted under the Prior Plan that terminate, expire or lapse for any reasons without delivery of the shares to the participant (the "Plan Share Reserve") as of the date the 2020 Plan is approved by our stockholders. As of March 20, 2020, 750,347 shares of common stock remained available for grant under the Prior Plan.

        Each Award granted under the 2020 Plan will reduce the Plan Share Reserve by the number of shares of our common stock underlying such award. Other than with respect to awards granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines, to the extent that an award granted under the 2020 Plan expires or is canceled, forfeited, or terminated without issuance to the participant of the full number of shares of common stock underlying such award, the unissued shares will not reduce the Plan Share Reserve and be available for future grant under the 2020 Plan. Shares of our common stock will be deemed to have been issued in settlement of awards under the 2020 Plan if the fair market value equivalent of such shares is paid in cash; provided, however, that no shares will be deemed to have been issued in settlement of a SAR, other equity-based award or restricted stock unit that only provides for settlement in cash and settles only in cash. Shares withheld in payment of the exercise price or taxes relating to a stock option or SAR award and shares equal to the number of shares surrendered in payment of any exercise price or taxes relating to a stock option or SAR award will constitute shares issued to the participant and will reduce the Plan Share Reserve. However, shares surrendered in payment of taxes related to a full-value award such as restricted stock unit, will not reduce the Plan Share Reserve and will again be available for the grant of new awards.

        No more than 2,500,000 shares of our common stock may be issued in the aggregate pursuant to the exercise of ISOs granted under the 2020 Plan. The maximum number of shares of our common stock subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $500,000 in total value (calculating the value of awards based on the grant date fair value for financial reporting purposes).

        On March 31, 2020, the closing price of our common stock as reported on the Nasdaq Global Select Market was $83.04.

Awards

        The 2020 Plan allows for the grant of various types of equity-based awards, including ISOs, nonqualified stock options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based awards. Except for certain awards representing 5% or less of the Plan Share Reserve, or in connection with a change in control of the Company, as described below, or on account of a participant's termination of employment in connection with a change in control, or due to death or disability, all awards are subject to a minimum vesting condition of one year of service.

Non-Employee Director Awards

        Subject to the annual limit described above, the Committee may grant awards to non-employee directors. The form, vesting, and other applicable conditions of awards to non-employee directors will be determined by the Board prior to the applicable grant date.

Options

        The Committee may grant non-qualified stock options and ISOs under the 2020 Plan; provided that all stock options that are intended to qualify as ISOs may only be granted to employees of the Company, or a "parent" or "subsidiary" (within the meaning of regulations under Internal Revenue Code (the "Code") that govern ISOs) and are subject to the terms and conditions of Section 422 of the Code. The exercise price for all stock options cannot be less than 100% of the fair market value of our common stock on the date such stock options are granted (other than in the case of options that are substitute awards), or 110% of the fair market value for ISOs granted to individuals owning more than 10% of our common stock. The maximum term for stock options will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as ISOs, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of our common stock is prohibited by any applicable laws, rules or regulations, the term will automatically be extended to the 30th day following the end of such period. The exercise price for any option may be payable: (i) in cash, check, cash equivalent and/or shares of our common stock valued at the fair market value at the time the option is exercised; or (ii) by such other method as the Committee may permit, including, (A) in other property having a fair market value on the date of exercise equal to the exercise price, (B) by means of a broker-assisted "cashless exercise," or (C) a "net exercise" procedure. Any fractional shares of our common stock may be settled in cash or rounded to the nearest whole number of shares, in our sole discretion.

Stock Appreciation Rights

        The Committee may grant SARs under the 2020 Plan. SARs represent the option to receive payment of the increase in value of our shares of common stock over the SAR base price, which may be paid in the form of cash, shares of our common stock, or a combination of both. The base price for all SARs may not be less than 100% of the fair market value of our common stock on the date such SARs are granted (other than in the case of SARs that are substitute awards). The maximum term for stock options will be ten years from the initial date of grant. SARs may be granted in connection with stock options, either at the time of grant or at any time during the term of the stock options. SARs granted in connection with such stock options (commonly known as "tandem SARs") entitle the participant, upon exercise, to surrender the stock options to the extent unexercised, and to receive payment of the excess of the fair market value upon the date of exercise and the SAR base price listed in the applicable award agreement.

Restricted Shares and Restricted Stock Units

        The Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including, without limitation, the right to vote such restricted shares of common stock. Participants have no rights or privileges as a stockholder with respect to restricted stock units. Any fractional shares may be settled in cash or rounded to the next whole number of shares, in our sole discretion.

Other Equity-Based Awards and Cash-Based Awards

        The Committee may grant other equity-based awards and cash-based awards under the 2020 Plan, with such terms and conditions determined by the Committee that are not inconsistent with the 2020 Plan.

Effect of Certain Changes in Capital Structure and Similar Events

  General

        In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or other securities of the Company, issuance of warrants or other rights to acquire shares of our common stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of our common stock (including a change in control); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an "Adjustment Event"), the Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Plan Share Reserve, or any other limit applicable under the 2020 Plan with respect to the number of awards which may be granted hereunder; (B) the number of shares of our common stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2020 Plan or any sub-plan; and (C) the terms of any outstanding award, including, without limitation, (I) the number of shares of our common stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate; (II) the exercise price or SAR base price with respect to any Option or SAR, as applicable or any amount payable as a condition of issuance of shares of our common stock (in the case of any other award); or (III) any applicable performance measures; provided, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) ("Topic 718")), the Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.

  Change in Control

        In the event of a change in control of the Company, unless otherwise determined by the Committee (which determination may not provide for vesting acceleration other than as described below), the following provisions will apply.

        Outstanding Awards with Time-Based Vesting.    All outstanding awards subject to vesting based on the participant's continued service over a period of time ("Time-Based Awards") will be assumed by the surviving or acquiring entity, or its affiliates (the "Continuing Entity"), or substituted for new cash or equity-based awards of such Continuing Entity, as provided in the merger or acquisition agreement, or if no such assumption or substitution is provided for, all outstanding Time-Based Awards will become fully vested and, to the extent applicable, exercisable and all forfeiture restrictions on such awards will lapse. To the extent that any Time-Based Awards are to be assumed or substituted, the Committee may provide that the vesting of any unvested portion of any one or more of such awards will automatically accelerate upon a participant's termination of employment (i) by the Continuing Entity without cause, (ii) by the participant on account of a diminution in the participant's compensation, a material reduction in the participant's duties or responsibilities, or a relocation of the participant's place of employment by more than 50 miles, or (iii) on account of the participant's death or disability.

        Outstanding Awards with Performance-Based Vesting.    All outstanding unvested awards subject to vesting based on the achievement of performance criteria ("Performance-Based Awards") will vest as of the effective date of the change in control (i) at the target level, pro-rated to reflect the portion of the performance period that has elapsed as of the effective date of the change in control or (ii) at the actual achievement level, based on the actual achievement of such performance criteria, as of the effective date of the change in control or the most recent practicable date immediately prior to the effective date of the change in control on which the performance criteria may be measured prior to such effective date, as reasonably determined by the Committee in good faith, including any reasonable assumptions, adjustments or projections related to such performance criteria. The level of vesting for each outstanding Performance-Based Award on a change in control as between clause (i) or (ii) above will be the level that provides the greatest value under each Performance-Based Award, which may be different with respect to each outstanding Performance-Based Award. Any unvested portion of any outstanding Performance-Based Award that does not become vested in connection with a change in control will terminate and cease to be outstanding as of the effective date of the change in control, without payment of any consideration to the participant.

        Cancellation of Awards.    In connection with a change in control, the Committee may provide for cancellation of all or any portion of any one or more outstanding awards and payment to the holders of such awards, with respect to the portion of such awards that are vested as of such cancellation, the value of the vested portion of such awards, if any, as determined by the Committee (which value, if applicable, may be based upon the per-share consideration received or to be received by the holders of the shares of our common stock upon the occurrence of the change in control (the "Change in Control Consideration"), including, without limitation, in the case of an outstanding option or SAR, a cash payment in an amount equal to the excess, if any, of the Change in Control Consideration over the per-share exercise price or SAR base price, as applicable, of such option or SAR, multiplied by the number of shares of our common stock underlying the vested portion of each such option or SAR. The unvested portion of any outstanding award, and the vested portion of any option or SAR having an exercise or strike price equal to, or in excess of, the Change in Control Consideration, may be canceled and terminated without any payment or consideration therefor.

Nontransferability of Awards

        No award is transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Committee may, in its sole discretion, permit awards granted to participants residing in the U.S. (other than ISOs) to be transferred, including transfers to a U.S. participant's family members, any trust established solely for the benefit of a participant or such participant's family members, any partnership or limited liability company of which a participant, or such participant and such participant's family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as "charitable contributions" for tax purposes.

Amendment and Termination

        The Board may amend, alter, suspend, discontinue, or terminate the 2020 Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan or other applicable laws; (ii) it would materially increase the number of securities which may be issued under the Prior Plan (except for adjustments in connection with certain corporate events); or (iii) it would materially modify the requirements for participation in the 2020 Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual's consent, except that no such consent will be required to the extent the Committee determines that any such action is necessary or desirable to facilitate compliance with applicable laws.

        The Committee may, to the extent consistent with the terms of the 2020 Plan and any applicable award agreement under the 2020 Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate any award granted or the associated award agreement, prospectively or retroactively (including after a participant's termination); provided, that, except as otherwise permitted in the 2020 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual's consent, except that no such consent will be required to the extent the Committee determines that any such action is necessary or desirable to facilitate compliance with applicable laws.

        Further, without stockholder approval, except as otherwise permitted in the 2020 Plan, (i) no amendment or modification may reduce the exercise price of any option or the base price of any SAR; (ii) the Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or base price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or SAR; and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalent Rights

        The Committee may grant dividend equivalent rights as part of a full-value award, such as a restricted stock unit, on such terms and conditions as may be determined by the Committee, provided that any such dividend equivalent right may not be paid unless the underlying award vests. Similarly, any dividend payable in respect of any share of restricted stock that is subject to vesting conditions at the time of payment of such dividend may not be paid to the participant unless the underlying restricted stock vests.

Clawback/Repayment

        All awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect at the time of the applicable award grant; and (ii) applicable laws. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.

Detrimental Activity

        In the event a participant has engaged in Detrimental Activity (as defined in the 2020 Plan), the Committee may cancel any of the participant's outstanding awards or provide for forfeiture and repayment to us on any gain realized on the vesting, exercise or settlement of any awards previously granted to such participant.

Federal Income Tax Consequences

        The following is a summary of the U.S. federal income tax consequences applicable to equity awards under the 2020 Plan based on current U.S. federal income tax laws. The 2020 Plan is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Code and regulations thereunder relating to these matters are complicated and may change, and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant's death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

        Nonqualified Stock Options.    With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount (subject to the restrictions on deductibility described under "Section 162(m)" below); and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. If the options are exercised and the shares acquired are sold on the same date, generally, the difference between the option exercise price paid for the shares and the sale price is recognized as ordinary income, and no capital gain or loss is reported. If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a nonqualified stock option.

        Incentive Stock Options.    The grant of an ISO under the 2020 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO. However, the amount by which the fair market value (at the time of exercise) of the purchased shares of common stock exceeds the exercise price paid for those shares will constitute an adjustment to the participant's income for purposes of the alternative minimum tax. The Company receives no deduction at the time of exercise. In the event of a disposition of shares acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, or within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

        If the participant fails to satisfy either of these holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of a share on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the share was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code.

        Stock Appreciation Rights.    Upon exercise of a SAR, the participant will recognize ordinary income (treated as compensation) in an amount equal to the difference between the aggregate fair market value of the shares with respect to the number of shares that the SAR is exercised over the aggregate base price for such shares subject to the SAR. The Company generally will be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary compensation income (subject to the limits of Section 162(m) of the Code). If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a SAR.

        Restricted Stock.    In the absence of a Section 83(b) election (as described below), a participant who receives restricted stock will recognize no income at the time of grant. When the restrictions lapse, a participant will recognize ordinary income (treated as compensation) equal to the fair market value of a share when the restrictions lapse over the amount paid (if any) for the share. As the restrictions applicable to a grant of restricted stock lapse (for example, if the restrictions on 33% of an award lapse on each anniversary of the grant date), the participant will include the applicable portion of the shares that vests as ordinary income (treated as compensation). The participant's basis in the shares is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period will begin when the restrictions end. Any disposition of the restricted shares will result in a long- or short-term capital gain or loss (depending on the time the shares are held after the restrictions end). The Company generally will be entitled to a deduction equal to the fair market value of the share when it is included in the participant's income (subject to the limits of Section 162(m) of the Code).

        If a Section 83(b) election is made within 30 days of the grant of the award, the participant must recognize the fair market value of the restricted stock on the date of grant as ordinary income (treated as compensation) as of the date of grant, and the holding period, for capital gains purposes, would begin at the time the restricted stock award is granted. The Company generally would be entitled to a corresponding deduction for the grant, but dividends on a share would not be deductible. Any subsequent disposition of a share by the participant, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term, depending on the holding period. Upon a subsequent forfeiture of restricted stock with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made.

        If required, income tax must be withheld from the participant on the income recognized by the participant at the time the restrictions on the restricted stock lapse (or grant of the restricted shares, in the event the participant makes a Section 83(b) election).

        Restricted Stock Units.    A participant will not recognize any income at the time a restricted stock unit is granted, nor will the Company be entitled to a deduction at that time. When settlement of a restricted stock unit is made, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received (or if the restricted stock unit is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. The Company will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

        Dividends and Dividend Equivalent Rights.    A recipient of dividends and dividend equivalent rights generally will recognize ordinary income at the time the dividend or dividend equivalent is paid. If required, income tax must be withheld on the income recognized by the participant. The Company will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

        Section 162(m).    In general, under Section 162(m) of the Code, income tax deductions for compensation paid by publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, and equity compensation) for a specified executive officer exceeds $1 million in any one year.

        Section 409A.    Section 409A of the Code ("Section 409A") imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following a specified date or the occurrence of certain events. Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred.

        Certain awards under the 2020 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2020 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to the date the compensation is actually received. Also, if an award that is subject to

Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Future Plan Benefits

        As of the date of this Proxy Statement, no awards have been granted under the 2020 Plan. Awards under the 2020 Plan may be made at the discretion of the Committee, and any awards that may be made and any benefits and amounts that may be received or allocated under the 2020 Plan in the future are not determinable at this time. As such, the New Plan Benefits, as well as information regarding the number of awards that may be received under the 2020 Plan in the future, have been omitted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PRA HEALTH SCIENCES, INC. 2020 STOCK INCENTIVE PLAN.

 AUDIT COMMITTEE REPORT

        The directors who serve on the Audit Committee are all "independent" in accordance with the NASDAQ listing standards and the applicable SEC rules and regulations. The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of "The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee." During 2019, the Audit Committee fulfilled all of its responsibilities under its charter that were effective during 2019.

        The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. Deloitte has continuously been retained to serve as our independent registered public accounting firm since 2013 and, after consideration, was selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. In determining whether to reappoint Deloitte as the Company's independent auditor, the Audit Committee took into consideration many factors, including: the historical and recent performance of the independent auditor on the audit; the auditor's professional qualifications; the adequacy of the auditor's staffing; the breadth of knowledge, support and expertise of the auditor's national office; the quality of the Company's ongoing discussions with the auditor; external data, including recent Public Company Accounting Oversight Board ("PCAOB") reports on the independent auditor and its peer firms; and the appropriateness of fees.

        Under the Audit Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards adopted by the PCAOB. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

        Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:

Jeffrey T. Barber, Chairperson Linda S. Grais, M.D. Matthew P. Young

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about our equity compensation plans as of December 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	4,861,606	$72.45	783,449
Equity compensation plan not approved by security holders	—	—	—

Total	4,861,606		783,449

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has discussed and reviewed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by the Compensation Committee of the Board of Directors:

Linda S. Grais, M.D., Chairperson James C. Momtazee Matthew P. Young

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        Our executive compensation plan is designed to attract and retain individuals with qualifications to manage and lead our Company, as well as to motivate them to contribute to the achievement of our financial goals and ultimately create and grow our equity value. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

        Our named executive officers (the "NEOs") for 2019 are:

Officer	Title
Colin Shannon	President and Chief Executive Officer ("CEO")
Michael J. Bonello	Executive Vice President and Chief Financial Officer ("CFO")

Executive Compensation Objectives and Philosophy

        Our primary executive compensation objectives are to:

  •
  attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy, who engage in a collaborative approach and who possess the ability to execute our business strategy in an industry characterized by competitiveness, growth and a challenging business environment;

  •
  create and maintain our long-term equity value;

  •
  reward senior management in a manner aligned with our financial performance; and

  •
  align senior management's interests with our equity owners' long-term interests through equity participation and ownership.

        To achieve our objectives, we deliver executive compensation through a combination of the following components:

  •
  base salary;

  •
  bonuses that are tied to Company financial performance and individual contributions;

  •
  long-term incentive compensation;

  •
  broad-based employee benefits;

  •
  executive medical benefits; and

  •
  severance benefits.

        Our total executive compensation plan is inclusive of base salaries and other benefits and perquisites, including severance benefits, which are designed to attract and retain senior management talent. We also use annual cash incentive compensation and long-term equity incentives to ensure a performance-based delivery of pay that aligns, as closely as possible, the rewards of our NEOs with the long-term interests of our equity-owners while enhancing executive retention.

Compensation Governance and Decision Making Process

  Roles of the Compensation Committee, Management and the Compensation Consultant

Role of the Compensation Committee	Role of Management	Role of the Compensation Consultant
✓    Determining CEO compensation

✓    Review and approval of other officer compensation

✓    Ensuring compensation programs align with financial objectives

✓    Oversee alignment to stockholder interests

✓    Monitor and mitigate material risks

✓ Make recommendations to the Compensation Committee regarding compensation for executives (other than themselves)

✓    Provide insights to the Compensation Committee regarding compensation programs and the impact on attraction and retention of talent

✓ Provide external perspectives on executive compensation practices such as short and long-term incentive plan design

✓    Assist in reviewing executive and non-employee director compensation programs

✓    Recommend a compensation peer group to use in various compensation reviews

        In 2019, Pearl Meyer also provided the Compensation Committee with (1) market data regarding the Company's short and long-term incentive plans to assist with plan design reviews, particularly with respect to the 2020 Plan, (2) an analysis of pay-for-performance alignment, and (3) a market assessment of compensation levels for our NEOs.

  Peer Group

        We use a comparator group to assist us in making certain compensation decisions. In July 2019, our compensation consultant, Pearl Meyer, provided a review of our prior year peer group and made recommendations for changes to ensure we were considering including companies of an appropriate size and similarity. Generally, we target to evaluate between 10 and 20 companies that have between one-third to three times our revenue. Other companies may be included that do not meet this criteria if they are directly aligned to our industry. The Compensation Committee approved the following peer group (the "Peer Group") in November 2019 based on Pear Meyer's July 2019 review (additions are noted in bold italics):

Agilent Technologies, Inc.	Charles River Laboratories International, Inc.
Bio-Rad Laboratories, Inc.	ICON Public Limited Company	PerkinElmer, Inc.
Bruker Corporation	IQVIA Holdings Inc.	Quest Diagnostics Incorporated
Catalent, Inc.	Laboratory Corporation of America Holdings
Cerner Corporation	Medidata Solutions, Inc.	Syneos Health, Inc.

        Albany Molecular Research Inc,, Impax Laboratories, Inc. and PAREXEL International Corporation were removed from our previously disclosed peer group due to merger and acquisition activity. Additionally, Akorn, Inc., The Medicines Company, Advanz Pharma Corp. (formerly Concordia International Corp.), Horizon Pharma plc and West Pharmaceutical Services, Inc. were removed based on their size no longer being an appropriate comparator.

        Following is a summary of the revenues, market capitalization and number of employees for the Peer Group companies:

	Revenue(1) ($ in millions)	Market Capitalization(2) ($ in millions)	Total Employees(2)
Peer Group 25th Percentile	$2,377	$6,549	10,700
Peer Group 50th Percentile	$2,783	$8,633	14,700
Peer Group 75th Percentile	$5,463	$16,017	29,200
PRA Health Sciences	$2,892	$5,695	16,400
PRA Health Sciences Percentile Rank	51%	11%	60%

(1)
Reflects trailing 12 months as of May 31, 2019

(2)
As of May 31, 2019.

  Compensation Practices

        When making any compensation decisions, the Compensation Committee also evaluates how those decisions align to our compensation policies and practices.

We do:	We do not:
✓    Align pay and performance

✓    Ensure that compensation decisions are aligned with shareholder interests

✓    Place significant weighting on variable, non-guaranteed compensation

✓    Have a clawback policy in place for equity grants

✓    Include double-trigger provisions in our change-in-control policy

✓    Require a one-year vesting minimum on all equity grants made to executives

☒ Permit hedging of our common stock

☒    Permit pledging of our common stock unless specifically approved by our legal department

☒    Allow repricing of outstanding stock options

☒    Offer excessive perquisites

☒    Provide supplemental retirement benefits to executives

☒    Include excise tax gross-ups in our change-in-control provisions

Say-on-Pay

        At our annual meeting of stockholders in June 2019, the compensation of our named executive officers reported in our 2019 proxy statement was approved by 95.0% of the votes cast. The Compensation Committee believes this affirms our stockholders' support of our approach to executive compensation and that significant changes were not warranted. The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for our NEOs. The Company currently intends to hold such votes annually.

Compensation Elements

        The following is a discussion and analysis of each component of our executive compensation program. The Compensation Committee reviews each component of our executive compensation program on an annual basis. Multiple resources are considered when making compensation decisions, including but not limited to external market data, Peer Group data, each participating executive's experience in her or his role with us, and the level of responsibility held by each executive. Generally, total compensation levels at target are aligned to market median for each respective role, which is based on the median compensation of our Peer Group and additional compensation survey data. Historically, these reviews have been completed in July; however, we will be changing our review cycle going forward to ensure that compensation changes are made earlier in the start of our fiscal year and in alignment with our talent reviews and performance management processes.

  Base Salary

        Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer's base salary should reflect such executive's performance, experience and breadth of responsibilities, salaries for similar positions within our industry and any other factors relevant to that particular job.

        Base salaries may be adjusted from time to time based upon the Compensation Committee's assessment of each executive officer's individual performance and the Company's overall budgetary guidelines. In addition, base salaries may be adjusted in connection with promotions or increased responsibilities or to maintain competitiveness within the market.

        In July 2019, the Compensation Committee approved the following adjustments to base salary:

Officer	2018 Salary	2019 Salary
Colin Shannon	$950,000	$1,100,000
Michael J. Bonello	$425,000	$500,000

        Mr. Shannon's increase was determined based on a combination of factors, including individual performance and a review of his competitive market alignment to similarly situated CEOs. Upon consideration of Mr. Bonello's increasing responsibility and experience following his promotion to CFO in 2018 and the analysis of comparable salaries for CFOs in our Peer Group, Mr. Bonello was given the salary increase noted above. In both instances, Peer Group data and additional compensation survey data provided by Pearl Meyer was also considered by the Compensation Committee in determining the appropriate salary increases.

  Bonuses

  Terms and Conditions of Discretionary Annual Bonuses Under the Management Incentive Plan

        We maintain the Management Incentive Plan (the "MIP") pursuant to which we award annual discretionary bonuses to our executive officers, including our NEOs, and other employees who are eligible to participate in the MIP. Our Board, together with the Compensation Committee, directly links the amount of the annual cash bonuses we pay to our corporate financial performance for the particular year. For each of the NEOs, their target bonus opportunity was originally set forth in his or her employment agreement, although such targets may be adjusted from time to time by the Compensation Committee. The actual amount of each bonus is determined by the Compensation Committee in its sole discretion and may be higher or lower than the target amount.

        In July 2019, target bonus opportunities for the NEOs were reviewed in the context of competitive alignment to market and continuing to ensure that the majority of our executive compensation is variable and performance-based. By shifting the structure to a percentage of salary rather than a flat dollar amount, we are ensuring that target bonus opportunities change commensurately with any salary adjustments that are made. The changes below were made to the target bonus opportunity for each of our NEOs for 2019. In both instances, Peer Group data and additional compensation survey data provided by Pearl Meyer was considered by the Compensation Committee in determining the appropriate target bonus increases.

Officer	2018 Target Bonus	2019 Target Bonus
Colin Shannon	60% of Salary	100% of Salary
Michael J. Bonello	$225,000	70% of Salary

        The Board establishes performance goals for our corporate performance after considering our financial results from the prior year and the annual operating budget for the coming year. It uses these performance goals to establish a target for the Company-wide bonus pool. We believe that tying the NEOs' bonuses to Company-wide performance goals encourages collaboration across the executive leadership team. We attempt to establish the performance target for the Company-wide bonus pool at a challenging level that is reasonably attainable if we meet our performance goals. After the completion of the relevant fiscal year, the Compensation Committee evaluates the Company's corporate financial performance in relation to such performance goals and then evaluates the extent to which the MIP bonus pool should be funded.

        If the performance objectives set by the Board are met, the bonus pool will be set at the target amount that was set in the annual operating budget, subject to the Compensation Committee's discretion as discussed below. If our performance exceeds the performance objectives, the bonus pool amount can be increased at the discretion of the Compensation Committee. If we do not meet the budgeted performance objectives, the bonus pool amount can be decreased at the discretion of the Compensation Committee. The actual bonus amounts allocated to the bonus pool for the entire Company are ultimately determined by the Compensation Committee in its discretion taking into account the achievement of the performance objectives, qualitative factors and management's recommendations.

        The achievement, or inability to achieve, any particular financial or operational measure in a given year neither guarantees nor precludes the payment of an award but is considered by the Compensation Committee as one of several factors in light of the other factors noted and any additional information available to it at the time, including market conditions in general. The Compensation Committee does not use a formula or assign any particular relative weighting to any performance measure.

        In evaluating performance goals for fiscal 2019, the Board determined that the funding of the MIP bonus pool for senior executives, including our NEOs, and other employees who are eligible to participate in the MIP, should be made based on internal measures of the Company's financial performance, including measures related to an adjusted net income goal established in the Company's annual operating budget, which is among the criteria used by management to gauge operating performance from period to period, as well as earnings per share goals.

        In early 2020, the Compensation Committee reviewed our performance with respect to our financial objectives to determine the funding of the MIP bonus pool for fiscal year 2019. The Compensation Committee determined that based on the Company's financial performance, the MIP bonus pool would not be funded with respect to our NEOs. As such, our NEOs will not receive payouts under the terms of the MIP for 2019.

        For fiscal year 2020, we will be changing our approach to short-term incentive compensation for our NEOs and other senior executive management. The Compensation Committee approved a Leadership Bonus Program (LBP) that will apply to our NEOs and all other executive vice presidents, senior vice presidents and vice presidents. The LBP will be formulaic in nature, and payouts will be determined based on Company performance against established adjusted earnings per share targets.

The Compensation Committee will have the ability to adjust payouts based on individual performance once Company performance has been determined. The payout percentages are as follows:

	Attainment vs. Target	Payout under LBP
Maximum	115%	200%
Target	100%	100%
Threshold	90%	25%

  Long-Term Incentive Compensation

        We believe that the NEO's long-term compensation should be directly linked to the value we deliver to our stockholders. Equity awards to the NEOs are designed to provide long-term incentive opportunities over a period of several years and promote long-term retention of key executives. In 2019, the Company granted our NEOs a combination of stock options and restricted stock awards. The Prior Plan also permits us to grant other types of equity-based awards, such as restricted stock units, stock appreciation rights, and other stock-based awards, including performance-based awards.

  Equity Award Grants

        For 2019, our annual equity program consisted of a combination of non-qualified stock options and restricted stock, weighted in equal halves. Under the 2019 program, non-qualified stock options will vest in equal thirds over three years and the restricted stock will vest in equal halves over two years, assuming continued employment on each of the respective vesting dates. Our 2020 annual equity grants are expected to use a three year vesting schedule for both non-qualified stock options and restricted stock.

        On August 13, 2019, in connection with the Company's 2019 annual equity grant program and upon the recommendation of the Compensation Committee, the Board granted the following equity awards to our NEOs:

Officer	Non-qualified stock options	Shares of restricted stock
Colin Shannon	93,000	33,000
Michael J. Bonello	25,000	9,000

        The table below entitled "—Outstanding Equity Awards at 2019 Fiscal Year End" describes the material terms of these awards and other equity awards made in past fiscal years to our NEOs.

  Clawback

        Pursuant to award agreements issued under the PRA Health Sciences, Inc. 2014 Omnibus Incentive Plan (the "2014 Plan") and the Prior Plan, the Company may recoup and/or cancel any equity-based compensation awarded to a recipient, including our NEOs, under the following circumstances:

  •
  unauthorized disclosure of confidential or proprietary information;

  •
  engaging in activity that would be grounds for termination of employment for cause; or

  •
  breach of any restrictive covenant.

        Additionally, under the 2014 Plan, the Company may recoup and/or cancel any equity-based compensation awarded to a recipient that commits fraud or engages in conduct contributing to any financial restatements or irregularities.

        Subject to the discretion and approval of the Board of Directors, the Company will, to the extent permitted by law, seek to recover the amount of equity-based compensation paid or payable to a recipient in excess of the amount that would have been paid based on a financial restatement, mistake in calculations or other administrative error.

  Broad-Based Employee Benefits

        We provide to all our U.S.-based employees, including our NEOs, broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. Broad-based employee benefits include:

  •
  a 401(k) savings plan; and

  •
  medical, dental, vision, life and accident insurance, disability coverage, dependent care and healthcare flexible spending accounts.

  Terms and Conditions of 401(k) Plan

        Our U.S. eligible employees, including our NEOs, participate in our 401(k) plan. Enrollment in the 401(k) plan is automatic for employees who meet eligibility requirements unless they decline participation. Under the 401(k) plan, we match a maximum of 50% of the first 6% of a participant's salary contributions to the 401(k) plan beginning six months from the participant's date of hire. Matching contributions vest progressively over an initial five year period, after which all prior and future matching contributions are fully vested. The maximum contribution to the 401(k) plan is 100% of an employee's annual eligible compensation, subject to regulatory and plan limitations.

  Perquisites

        We provide our NEOs with modest perquisites consistent with competitive practices. In 2019, the NEOs were eligible for participation in a supplemental executive medical reimbursement plan, which provides reimbursement for medical, dental, vision, prescription and other eligible expenses not covered by our standard insurance plans. Our NEOs also participated in a group life insurance plan for our executives for which we paid for the NEOs' respective premiums. We also provide our NEOs with access to a group variable universal life and accidental death and dismemberment program that provides coverage to our NEOs at no cost to them through individual policies.

        We provide these limited perquisites and personal benefits in order to further our goal of attracting and retaining our executive officers. These benefits and perquisites are reflected in the All Other Compensation column of the "Summary Compensation Table" and the accompanying footnote in accordance with SEC rules.

  Severance Arrangements

        Our Board believes that severance protections can play a valuable role in attracting and retaining the talent necessary for our long-term success. Severance payments and other termination benefits are an effective way to offer executives financial security to offset the risk of foregoing an opportunity with another company. Consistent with our objective of using severance payments and benefits to attract and retain executives, we generally provide each NEO with amounts and types of severance payments and benefits that we believe will permit us to attract and/or continue to employ the individual NEO.

        Under the terms of their employment agreements, each NEO is entitled to severance benefits if his or her employment is terminated without "cause" by the Company or if the NEO resigns with "good reason" (each as defined in the employment agreements). The severance payments are contingent upon the affected executive's execution of a release and waiver of claims and continued

compliance with non-competition, non-solicitation and confidentiality provisions. See the narrative section entitled "Severance Arrangements and Restrictive Covenants" following the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" table for descriptions of these arrangements.

  Anti-Hedging Policy

        Our policies prohibit the hedging of our common stock by all executives, employees and non-employee directors.

  Pledging Policy

        Our policies require all executives, employees and non-employee directors to submit requests to pledge our common stock as collateral for a loan to the PRA legal department for review and consideration at least two weeks prior to the execution of the documents evidencing the proposed pledge. Approvals of such pledges will be based on the particular facts and circumstances of each request and PRA is under no obligation to approve any such request.

Employment Agreements

        For retention purposes, we have entered into employment agreements with our NEOs. A full description of the material terms of these agreements is presented below in the sections entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards" and "Severance Arrangements and Restrictive Covenants."

Summary Compensation Table

        The following table sets forth all compensation paid to or accrued by our NEOs for services rendered for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All other Compensation ($)(5)(6)	Total ($)(6)
Colin Shannon	2019	1,018,750	—	3,166,020	2,949,960	25,486	7,160,216
President and	2018	930,000	570,000	3,073,200	3,277,975	26,808	7,877,983
Chief Executive Officer	2017	892,500	546,000	—	4,494,109	25,776	5,958,385
Michael J. Bonello	2019	459,375	—	863,460	793,000	21,160	2,136,995
Executive Vice President	2018	390,000	250,000	1,525,680	2,295,180	20,615	4,481,475
and Chief Financial Officer

(1)
Amounts in this column reflect actual salary earned during fiscal year presented.

(2)
Amounts represent discretionary cash bonuses paid to our NEOs pursuant to our MIP in consideration of the services they performed in each of the years presented.

(3)
For 2019, amounts included in this column reflect the aggregate grant date fair value of restricted stock awards calculated in accordance with Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 13 to our audited consolidated financial statements for the year ended December 31, 2019. See "Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation."

(4)
For 2019, amounts included in this column reflect the aggregate grant date fair value of option awards calculated in accordance with Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 13 to our audited consolidated financial statements for the year ended December 31, 2019. See "Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation."

(5)
For 2019, amounts represent (i) the value of matching contributions to each NEO's 401(k) plan account in the amount of $8,400 for each of Messrs. Shannon and Bonello, (ii) the premiums paid for the supplemental executive medical reimbursement plan for each NEO in the amount of $8,392 for Mr. Shannon and $10,800 for Mr. Bonello and (iii) premiums paid for the Executive Life Insurance Plan for each NEO in the amount of $8,694 for Mr. Shannon and $1,960 for Mr. Bonello.

(6)
2018 and 2017 amounts have been updated to include the premiums paid for the Executive Life Insurance Plan for each NEO in the amounts of $7,758, $1,565 and $6,876 for Messrs. Shannon and Bonello in 2018 and Mr. Shannon in 2017, respectively, which were inadvertently omitted from last year's proxy statement.

Grants of Plan-Based Awards in 2019

        The following table sets forth information regarding the grants of plan-based awards to our NEOs in 2019.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Colin Shannon	8/13/19	33,000	(1)	—		—	3,166,020	(2)
	8/13/19	—		93,000	(1)	95.94	2,949,960	(2)
Michael J. Bonello	8/13/19	9,000	(1)	—		—	863,460	(2)
	8/13/19	—		25,000	(1)	95.94	793,000	(2)

(1)
Amounts shown reflect grants of stock options and restricted stock in 2019. For information regarding awards of stock options and restricted stock made to our NEOs, see "Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation."

(2)
Reflects the aggregate grant date fair value of equity awards granted in 2019 determined in accordance with Topic 718, utilizing the assumptions discussed in Note 13 to our audited consolidated financial statements for the year ended December 31, 2019.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards

        This section describes the employment agreements in effect for our NEOs as of the end of fiscal year 2019. Under the terms of their employment agreements, each NEO is entitled to severance benefits following certain terminations of employment. See the narrative section entitled "Severance Arrangements and Restrictive Covenants" following the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" table for descriptions of these arrangements.

  Terms and Conditions of Employment Agreement for Colin Shannon

        In connection with the expiration of Mr. Shannon's prior employment agreement, we entered into a new employment agreement with Mr. Shannon, effective as of July 1, 2018 (the "Shannon Agreement"), to continue to serve as our President and CEO and to nominate him for re-election as a member of our Board of Directors during the term of the Shannon Agreement. The Shannon Agreement provided for an initial annual base salary and an initial annual target bonus based upon achievement of specific performance goals and objectives to be established by the Compensation Committee. Mr. Shannon's base salary is subject to annual review for possible merit increases, as our Compensation Committee deems appropriate.

  Terms and Conditions of Employment Agreement for Michael J. Bonello

        In connection with his promotion to serve as our Executive Vice President and Chief Financial Officer, we entered into an employment agreement with Mr. Bonello, effective as of May 1, 2018 (the "Bonello Agreement"). The Bonello Agreement provided for an initial annual base salary and an initial annual target bonus based upon achievement of specific performance goals and objectives to be established by the Compensation Committee. Mr. Bonello's base salary and target bonus are subject to periodic review for possible merit increases, as our Compensation Committee deems appropriate.

Outstanding Equity Awards at 2019 Fiscal Year End

        The following table sets forth information concerning outstanding equity awards for each of our NEOs at December 31, 2019:

							Stock Awards
	Option Awards
									Market Value of Shares of Restricted Stock That Have Not Yet Vested ($)(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Yet Vested (#)
Colin Shannon	166,036	(2)	—		11.73	12/20/2023	—		—
	298,456	(3)	—		11.73	12/20/2023	—		—
	52,000	(4)	78,000	(5)	75.81	8/29/2027	—		—
	22,500	(6)	67,500	(7)	102.44	8/16/2028	—		—
	—		—		—	—	30,000	(8)	3,334,500
	—		93,000	(9)	95.94	8/13/2029	—		—
	—		—		—	—	33,000	(10)	3,667,950
Michael J. Bonello	20,736	(2)	—		11.73	12/20/2023	—		—
	12,636	(3)	—		11.73	12/20/2023	—		—
	8,000	(4)	12,000	(5)	75.81	8/29/2027	—		—
	20,000	(11)	60,000	(12)	81.61	4/26/2028	—		—
	—		—		—	—	18,000	(13)	2,000,700
	—		25,000	(9)	95.94	8/13/2029	—		—
	—		—		—	—	9,000	(10)	1,000,350

(1)
Calculations are based on the closing price of our common stock on December 31, 2019, the last trading day of 2019 ($111.15), multiplied by the number of outstanding shares.

(2)
These time-based option awards were granted on December 20, 2013 to our NEOs and vested 20% per year on each anniversary of September 23, 2013.

(3)
These performance-vesting options were granted on December 20, 2013 to our NEOs. With respect to Mr. Shannon, 50% of such options vested on each of March 2, 2016 and November 16, 2016. With respect to Mr. Bonello, these options vested on November 16, 2016.

(4)
These options were granted on August 29, 2017 and vested 20% on each of the first and second anniversary of the date of grant.

(5)
Reflects unvested outstanding time-vesting options awards that were granted on August 29, 2017 to our NEOs that will vest 30% on each of the third and fourth anniversary of the date of grant, subject to the holder continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(6)
These options were granted on August 16, 2018 and vested 25% on the first anniversary of the date of grant.

(7)
These options were granted on August 16, 2018 and will vest 25% on each of the second, third and fourth anniversary of the date of grant, subject to Mr. Shannon continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(8)
These shares of restricted stock were granted on August 16, 2018 and will cliff vest on the third anniversary of the grant date, subject to Mr. Shannon continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the

  "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(9)
These options were granted on August 13, 2019 and will vest 33% on each anniversary of the date of grant, subject to the holder continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(10)
These shares of restricted stock were granted on August 13, 2019 and will vest 50% on each anniversary of the grant date, subject to the holder continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(11)
These options were granted on April 26, 2018 and vested 25% on the first anniversary of the date of grant.

(12)
These options were granted on April 26, 2018 and will vest 25% on each of the second, third and fourth anniversary of the date of grant, subject to Mr. Bonello continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

(13)
These shares of restricted stock were granted on April 26, 2018 and will vest two-thirds on the second anniversary of the grant date, with the remaining one-third vesting on the third anniversary of the grant date, subject to Mr. Bonello continuing to provide services to us through such vesting date and subject to certain accelerated vesting provisions, which are described in the "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control" section below.

Option Exercises and Stock Vested in 2019

        Our NEOs did not exercise any options during 2019.

Pension Benefits

        We have no pension benefits for our NEOs.

Nonqualified Deferred Compensation for 2019

        We have no nonqualified defined contribution or other nonqualified deferred compensation plans for our NEOs.

Potential Payments to Named Executive Officers Upon Termination of Employment
or Change in Control

        The following table describes the potential payments and benefits that would have been payable to our NEOs under existing plans and arrangements assuming a termination of their employment for reasons other than willful misconduct or a voluntary resignation on December 31, 2019.

        The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of plan balances under our 401(k) savings plan. The Company has a policy that executive officers cannot carry over any accrued but unused vacation days. Therefore, the following table assumes no payment for a NEO's unused vacation days since, as of December 31, 2019, any of such NEO's accrued but unused vacation days would be forfeited. However, if a NEO's employment was to terminate mid-year, such NEO would be entitled to payment for his or her accrued but unused vacation days as of such date.

Name	Cash Severance Payment ($)(1)	Continuation of Group Health Plans ($)(2)	Value of Accelerated Vesting of Stock Options ($)(3)	Value of Accelerated Vesting of Restricted Stock ($)(4)	Total ($)
Colin Shannon
Involuntary Termination Without Cause or Voluntary Termination for Good Reason	1,670,000	19,767	—	—	1,689,767
Termination for Death or Disability	—	—	2,045,745	7,002,450	9,048,195
Involuntary Termination Without Cause or Voluntary Termination for Good Reason Following a Change in Control	3,340,000	39,535	—	7,002,450	10,381,985
Change in Control without Termination	—	—	—	—	—
Michael J. Bonello
Involuntary Termination Without Cause or Voluntary Termination for Good Reason	750,000	28,160	—	2,000,700	2,778,860
Termination for Death or Disability	—	—	929,600	3,001,050	3,930,650
Involuntary Termination Without Cause or Voluntary Termination for Good Reason Following a Change in Control	1,500,000	56,320	—	3,001,050	4,557,370
Change in Control without Termination	—	—	—	—	—

(1)
Cash severance payment for an involuntary termination without cause or a voluntary termination for good reason includes the following:
  •
  Mr. Shannon—the sum of his annual base salary ($1,100,000) plus his target bonus amount for the calendar year immediately preceding the date of the termination of employment ($570,000) payable over 12 months; and

  •
  Mr. Bonello—the sum of his annual base salary ($500,000) plus an amount equal to his annual bonus for the calendar year immediately preceding the date of the termination of employment ($250,000) payable over 12 months.

  Cash severance payment for an involuntary termination without cause or a voluntary termination for good reason following a change in control includes the following:

  •
  Mr. Shannon—two times the sum of his annual base salary ($1,100,000) plus his target bonus amount for the calendar year immediately preceding the date of the termination of employment ($570,000) payable in a lump-sum cash payment; and

  •
  Mr. Bonello—two times the sum of his annual base salary ($500,000) plus an amount equal to his annual bonus for the calendar year immediately preceding the date of the termination of employment ($250,000) payable in a lump-sum cash payment.

(2)
Reflects the cost of providing the executive officer and his family with continued medical, dental, and other health benefit coverage as enrolled at the time of his termination for a period of (i) twelve months for an involuntary termination without cause or a voluntary termination for good reason, and (ii) 24 months for an involuntary termination without cause or a voluntary termination for good reason following a change in control.

(3)
Represents the value of the acceleration of certain unvested time-vesting options (as set forth below), valued as the difference between the closing price of Company shares on December 31, 2019 ($111.15) and the exercise price for each such option.

With respect to the options granted to our NEOs on August 29, 2017, April 26, 2018, August 16,

  2018, and August 13, 2019, as applicable, upon a termination for death or disability, the amount that would become vested and exercisable includes that portion of a NEO's unvested time-vesting options that would have become exercisable on the next anniversary of the date of grant, after the date of such termination, assuming such NEO had remained employed with the Company through such date.

(4)
Represents the value of the acceleration of unvested shares of restricted stock (as set forth below), based on the closing price of Company shares on December 31, 2019 ($111.15).

With respect to the shares of restricted stock granted to Mr. Bonello on April 26, 2018, upon (i) a termination for death or disability, (ii) a termination without "cause" (as defined in the Bonello Agreement), or (iii) a termination for "good reason" (as defined in the Bonello Agreement), the unvested shares of restricted stock fully vest on the date of termination.

With respect to the shares of restricted stock granted to Mr. Shannon on August 16, 2018, upon (i) a termination for death or disability, or (ii) a "qualifying termination" (as defined in the Prior Plan) within 12 months following a "change in control" (as defined in the Prior Plan), the unvested shares of restricted stock fully vest on the date of termination.

With respect to the shares of restricted stock granted to our NEOs on August 13, 2019, upon (i) a termination for death or disability, or (ii) a "qualifying termination" (as defined in the Prior Plan), the unvested shares of restricted stock fully vest on the date of termination.

Severance Arrangements and Restrictive Covenants

  The Shannon Agreement

        Pursuant to the Shannon Agreement, in the event Mr. Shannon's employment is terminated by us without "cause" or by the executive for "good reason" (each as defined below) and Mr. Shannon executes and does not revoke a general release of claims in favor of us, then Mr. Shannon will receive (i) a severance payment equal to the sum of his base salary plus his target bonus amount for the calendar year immediately preceding the date of the termination of employment, payable over 12 months, (ii) 12 months of continued medical, dental and other health benefit coverage with the same employee cost-sharing as is provided to employees generally and (iii) all accrued but unpaid obligations.

        In the event Mr. Shannon's employment is terminated by us without cause or by Mr. Shannon for good reason on or prior to the expiration of the one-year period immediately following a "change in control" (as defined below), then Mr. Shannon will receive in lieu of the severance set forth in the preceding paragraph: (i) a severance payment equal to two times the sum of his base salary plus his target bonus amount for the calendar year immediately preceding the date of the termination of employment, payable in a lump-sum cash payment, (ii) 24 months of continued medical, dental and other health benefit coverage with the same employee cost-sharing as is provided to employees generally and (iii) all accrued but unpaid obligations.

        Under the Shannon Agreement, termination payments and benefits will be delivered to Mr. Shannon either in full or to such lesser extent as would result in no portion of such termination payments and benefits being subject to the excise tax imposed by the golden parachute rules of Section 4999 of the Code, whichever of the foregoing amounts, after taking into account all applicable taxes, results in the greatest amount of such termination payments and benefits to Mr. Shannon on an after-tax basis.

        In consideration for these benefits, Mr. Shannon is also subject to certain restrictive covenants, including confidential information and non-disparagement covenants, each for the term of his employment with us and thereafter, and covenants not to compete and not to solicit, each for the term of his employment with us and for 12 months following his termination date.

        For purposes of the Shannon Agreement, "cause" means the occurrence of the following: (i) a material breach of the Shannon Agreement by Mr. Shannon (where he fails to cure such breach within ten business days after being notified in writing by us of such breach); (ii) Mr. Shannon's failure (except where due to a physical or mental incapacity) to substantially perform his material duties which continues beyond ten days after a written demand for substantial performance is delivered to him; (iii) Mr. Shannon engaging in or causing an act of willful misconduct that has a material adverse impact on our reputation, business, business relationships or financial condition; (iv) Mr. Shannon's conviction of, or plea of guilty or nolo contendere to, a felony, or any crime involving moral turpitude not involving a traffic offense; and (v) Mr. Shannon's willful refusal to perform the specific lawful directives of our Board of Directors which are consistent with the scope of his duties and responsibilities under the Shannon Agreement; provided, however, that no action taken by Mr. Shannon in the reasonable, good faith belief that it was in the best interest of the Company shall be treated as a basis for termination of his employment for cause under clause (i) above, and no failure of Mr. Shannon or the Company to achieve performance goals, alone, shall be treated as a basis for termination of his employment for cause under clause (ii) or (v) above.

        For purposes of the Shannon Agreement, "good reason" means: (i) any material breach of the Shannon Agreement by us (where we fail to cure such breach within ten business days after being notified in writing by Mr. Shannon of such breach); (ii) the material diminution, without Mr. Shannon's written consent, of his position, title, authority, duties or responsibilities as indicated in the Shannon Agreement, including the failure to be reelected to the Board, or the appointment of any other person, without Mr. Shannon's written consent, to perform any material part of such duties, including, without limitation, the failure of Mr. Shannon to have such duties and responsibilities with respect to the acquiring entity following a "change in control"; (iii) the involuntary material relocation of Mr. Shannon's then current principal place of business to a location more than 50 miles from his current principal place of business; and (iv) the failure by us to obtain the assumption in writing of our obligation to perform under the Shannon Agreement by any successor to all or substantially all of our assets. Mr. Shannon may terminate his employment for good reason by providing us with 30 days' written notice setting forth in reasonable specificity the event that constitutes good reason, within 90 days of the occurrence of such event. During such 30 days' notice period, we have the opportunity to cure the event that constitutes good reason, and if not cured within such period, Mr. Shannon's termination will be effective upon the expiration of such cure period.

        For purposes of the Shannon Agreement, "change in control" is defined under the Prior Plan on the date of the change in control or as defined under the Prior Plan on the effective date of the Shannon Agreement, whichever is more favorable to Mr. Shannon.

  The Bonello Agreement

        Pursuant to the Bonello Agreement, in the event Mr. Bonello's employment is terminated by us without "cause" or by the executive for "good reason" (each as defined below) and Mr. Bonello executes and does not revoke a general release of claims in favor of us, then Mr. Bonello will receive (i) a severance payment equal to the sum of his base salary plus an amount equal to his annual bonus for the calendar year immediately preceding the date of the termination of employment, payable over 12 months, (ii) 12 months of continued medical, dental and other health benefit coverage with the same employee cost-sharing as is provided to employees generally and (iii) all accrued but unpaid obligations.

        In the event Mr. Bonello's employment is terminated by us without cause or by Mr. Bonello for good reason on or prior to the expiration of the one-year period immediately following a "change in control" (as defined below), then Mr. Bonello will receive in lieu of the severance set forth in the preceding paragraph: (i) a severance payment equal to two times the sum of his base salary plus an amount equal to his annual bonus for the calendar year immediately preceding the date of the termination of employment, payable in a lump-sum cash payment, (ii) 24 months of continued medical, dental and other health benefit coverage with the same employee cost-sharing as is provided to employees generally and (iii) all accrued but unpaid obligations.

        Under the Bonello Agreement, termination payments and benefits will be delivered to Mr. Bonello either in full or to such lesser extent as would result in no portion of such termination payments and benefits being subject to the excise tax imposed by the golden parachute rules of Section 4999 of the Code, whichever of the foregoing amounts, after taking into account all applicable taxes, results in the greatest amount of such termination payments and benefits to Mr. Bonello on an after-tax basis.

        In consideration for these benefits, Mr. Bonello is also subject to certain restrictive covenants, including confidential information and non-disparagement covenants, each for the term of his employment with us and thereafter, and covenants not to compete and not to solicit, each for the term of his employment with us and for 12 months following his termination date.

        For purposes of the Bonello Agreement, "cause" means the occurrence of the following: (i) a material breach of the Bonello Agreement by Mr. Bonello (where he fails to cure such breach within ten business days after being notified in writing by us of such breach); (ii) Mr. Bonello's failure (except where due to a physical or mental incapacity) to substantially perform his material duties which continues beyond ten days after a written demand for substantial performance is delivered to him; (iii) Mr. Bonello engaging in or causing an act of willful misconduct that has a material adverse impact on our reputation, business, business relationships or financial condition; (iv) Mr. Bonello's conviction of, or plea of guilty or nolo contendere to, a felony, or any crime involving moral turpitude not involving a traffic offence; and (v) Mr. Bonello's willful refusal to perform the specific lawful directives of our Board of Directors which are consistent with the scope of his duties and responsibilities under the Bonello Agreement; provided, however, that no action taken by Mr. Bonello in the reasonable, good faith belief that it was in the best interest of the Company shall be treated as a basis for termination of his employment for cause under clause (i) above, and no failure of Mr. Bonello or the Company to achieve performance goals, alone, shall be treated as a basis for termination of his employment for cause under clause (ii) or (v) above.

        For purposes of the Bonello Agreement, "good reason" means: (i) any material breach of the Bonello Agreement by us; (ii) the material diminution, without Mr. Bonello's written consent, of his position, authority, duties or responsibilities as indicated in the Bonello Agreement, or the appointment of any other person, without Mr. Bonello's written consent, to perform any material part of such duties, including, without limitation, the failure of Mr. Bonello to have such duties and responsibilities with respect to the acquiring entity following a "change in control"; and (iii) the failure by us to obtain the assumption in writing of our obligation to perform under the Bonello Agreement by any successor to all or substantially all of our assets. Mr. Bonello may terminate his employment for good reason by providing us with 30 days' written notice setting forth in reasonable specificity the event that constitutes good reason, within 90 days of the occurrence of such event. During such 30 days' notice period, we have the opportunity to cure the event that constitutes good reason, and if not cured within such period, Mr. Bonello's termination will be effective upon the expiration of such cure period.

        For purposes of the Bonello Agreement, "change in control" is defined under the 2014 Plan on the date of the change in control or as defined under the 2014 Plan on the effective date of the Bonello Agreement, whichever is more favorable to Mr. Bonello.

Director Compensation

        In June 2018, the Board adopted a non-employee director compensation policy. The objectives of the policy are to attract and retain highly qualified directors and to compensate them in a manner that closely aligns their interests with those of our stockholders. Pursuant to our non-employee director compensation policy, each director who is not employed by us or affiliated with KKR is entitled to compensation as follows:

  •
  $60,000 in cash, paid quarterly in arrears for membership on our Board;

  •
  $35,000 in cash, paid quarterly in arrears for the chairperson of our Audit Committee;

  •
  $15,000 in cash, paid quarterly in arrears for membership on our Audit Committee (other than the chairperson);

  •
  $20,000 in cash, paid quarterly in arrears for the chairperson of our Compensation Committee;

  •
  $10,000 in cash, paid quarterly in arrears for membership on our Compensation Committee (other than the chairperson);

  •
  $15,000 in cash, paid quarterly in arrears for the chairperson of our Nominating Committee;

  •
  $7,500 in cash, paid quarterly in arrears for membership on our Nominating Committee (other than the chairperson); and

  •
  an annual equity award in the form of restricted stock valued at approximately $125,000 (prorated for any partial year of service in connection with an initial grant), which will vest on the first anniversary of the grant date.

        Additionally, in August 2019, the Compensation Committee approved an annual lead director retainer of $40,000. Specifically with respect to Mr. Momtazee's appointment, the Compensation Committee also approved such retainer being in the form of restricted stock valued at approximately $40,000 (prorated for any partial year of service in connection with an initial grant), which will generally vest on the first anniversary of the grant date (other than with respect to his initial prorated grant which will vest on June 3, 2020).

        With respect to any restricted stock grants made to a director, (i) if the director's service on our Board is terminated on the date of a regularly scheduled annual meeting of the stockholders of the Company that is prior to such restricted stock's vesting date as a result of the director not being reelected for another term, the restricted stock will vest in full and (ii) within one year following a change in control, if a director's service on our Board is terminated without "cause," the restricted stock award will vest in full.

        In addition, we provide reimbursement to our non-employee directors for their reasonable expenses related to their services as a member of the Board of Directors and any committees thereof.

        The following table sets forth information concerning the compensation of our non-employee directors during the fiscal year ended December 31, 2019. Our CEO and the KKR-affiliated directors did not receive compensation for serving on the Board of Directors or its committees, however Mr. Momtazee received compensation beginning on August 1, 2019 when he was no longer affiliated with KKR.. For information concerning the compensation of our CEO during the fiscal year ended December 31, 2019, see the Summary Compensation Table of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jeffrey T. Barber	95,000	125,000	220,000
Alexander G. Dickinson	75,000	125,000	200,000
Linda S. Grais, M.D.	102,500	125,000	227,500
Max C. Lin(2)	—	—	—
James C. Momtazee(3)	32,181	138,417	170,598
Matthew P. Young	85,000	125,000	210,000

(1)
Amounts represent the grant date fair value of these restricted stock awards in accordance with Topic 718 and are based on the closing market price of our common stock on the date of grant. As of December 31, 2019, Messrs. Barber and Young and Drs. Dickinson and Grais each held 1,436 unvested restricted stock awards and Mr. Momtazee held 1,443 unvested restricted stock awards, all subject to time-vesting criteria.

(2)
Mr. Lin voluntarily resigned from our Board effective November 11, 2019.

(3)
Mr. Momtazee was deemed a non-employee director and appointed to serve as Lead Director effective August 1, 2019. Therefore, the amounts reported for Mr. Momtazee under "Fees Earned or Paid in Cash" and "Stock Awards" reflect pro-rated fees for service earned from such date.

Compensation Committee Interlocks and Insider Participation

        During the 2019 fiscal year, the Compensation Committee consisted of Dr. Grais and Messrs. Momtazee and Young, none of whom were an officer or employee of the Company during the fiscal year and none of whom were formerly an officer of the Company. Mr. Momtazee was an affiliate of KKR for a portion of 2019. During 2019, none of our executive officers served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Compensation Committee or our Board.

PAY RATIO DISCLOSURE

        Pursuant to Item 402(u) of Regulation S-K promulgated by the SEC and Section 953(b) of the Dodd—Frank Wall Street Reform and Consumer Protection Act, presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO).

        The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $7,160,216, as reported in the Summary Compensation Table of this Proxy Statement. The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our median employee (excluding our CEO) was $66,630. The ratio of our CEO's annual total compensation to our median employee's total compensation for fiscal year 2019 is 107 to 1. To identify, and to determine the annual total compensation of, the median employee, we used the methodology set forth below.

        Under the SEC's pay ratio rule, a company is required to identify its median employee only once every three years so long as during the last prior fiscal year there has been no change to its employee population or employee compensation arrangements that it reasonably believes would result in a significant change in its pay ratio disclosure. Because we did not experience any meaningful changes to our employee population, or changes in employee compensation arrangements, during 2019, we believe it is reasonable to use the median employee identified and reported in 2018 for purposes of calculating the pay ratio disclosure with respect to 2019 and that using this median employee would not significantly affect our pay ratio disclosure.

        Our diverse employee population includes employees located in the United States, Europe, Canada, Africa, Latin America and Asia Pacific, some of whom are represented by workers councils and labor unions, and varies in areas such as experience, education and specialized training. For purposes of our pay ratio analysis in 2018, we selected the median employee based on the approximately 15,000 individuals who were employed by the Company and our consolidated subsidiaries (whether as full-time, part-time, temporary or seasonal workers) as of October 31, 2018. For full-time and part-time employees that were hired in 2018 but did not work the full year, we annualized their compensation, but did not make any full-time equivalent adjustments.

        In identifying such median employee, we calculated and annualized the gross year-to-date payroll earnings of each such employee as of October 31, 2018, using such measure as our consistently applied compensation measure. Gross payroll earnings consist of all compensation elements appearing in payroll records for each individual, including base salary, bonuses and other cash components. We converted gross payroll earnings for non-U.S. employees to U.S. dollars using applicable foreign exchange rates as of October 31, 2018 and did not make any cost-of-living adjustments for non-U.S. employees.

        The ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) based on our payroll and employment records and the methodology described herein. The SEC's rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

OWNERSHIP OF SECURITIES

        The following table and accompanying footnotes set forth information regarding the beneficial ownership of our common stock as of March 20, 2020 by: (1) each person known to us to beneficially own more than 5% of our common stock, (2) each of the named executive officers, (3) each of our directors and (4) all of our directors and executive officers as a group.

        The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

        As of March 20, 2020, there were 63,627,842 shares of our common stock outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
T. Rowe Price Associates, Inc.(1)	6,895,685		10.8%
The Vanguard Group(2)	6,858,215		10.8%
BlackRock, Inc.(3)	6,447,050		10.1%
Wellington Management Group LLP(4)	5,561,345		8.7%
Named Executive Officers
Colin Shannon	601,992	(5)	*
Michael J. Bonello	108,372	(6)	*
Directors
Jeffrey T. Barber	13,155	(7)	*
Alexander G. Dickinson	3,833	(8)	*
Linda S. Grais, M.D.	8,109	(9)	*
James C. Momtazee	1,443	(10)	*
Matthew P. Young	5,553	(11)	*
All executive officers and directors as a group (8 persons)	800,207	(12)	1.3%

*
Less than 1%

(1)
The information concerning T. Rowe Price Associates, Inc. is based on a Schedule 13G/A filed with the SEC on February 14, 2020. As of December 31, 2019, T. Rowe Price Associates, Inc. is deemed to have (a) sole voting power with respect to 2,340,938 shares and (b) sole dispositive power with respect to 6,895,685 shares. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(2)
The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 12, 2020. As of December 31, 2019, The Vanguard Group is deemed to have (a) sole voting power with respect to 35,950 shares, (b) shared voting power with respect to 10,878 shares, (c) sole dispositive power with respect to 6,819,497 shares and (d) shared dispositive power with respect to 38,718 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
The information concerning BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 4, 2020. As of December 31, 2019, BlackRock, Inc. is deemed to have (a) sole voting power with respect to 6,207,982 shares and (b) sole dispositive power with respect to 6,447,050 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
The information concerning Wellington Management Group LLP is based on a Schedule 13G filed with the SEC on January 28, 2020. As of December 31, 2019, (a) each of Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP are deemed to have (i) shared voting power with respect to 5,059,565 shares and (ii) shared dispositive power with respect to 5,561,345 shares and (b) Wellington Management Company LLP is deemed to have (i) shared voting power with respect to 4,979,786 shares and (ii) shared dispositive power with respect to 5,250,170 shares. The address for Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.

(5)
Includes 538,992 options currently exercisable or exercisable within 60 days of March 20, 2020.

(6)
Includes 81,372 options currently exercisable or exercisable within 60 days of March 20, 2020.

(7)
Represents 1,436 unvested restricted stock awards which will vest on June 3, 2020 and 11,719 vested shares. Within one year following a change in control, if Mr. Barber's service on our Board is terminated without "cause," the restricted stock awards will vest in full.

(8)
Represents 1,436 unvested restricted stock awards which will vest on June 3, 2020 and 2,397 vested shares. Within one year following a change in control, if Mr. Dickinson's service on our Board is terminated without "cause," the restricted stock awards will vest in full.

(9)
Represents 1,436 unvested restricted stock awards which will vest on June 3, 2020 and 6,673 vested shares. Within one year following a change in control, if Dr. Grais' service on our Board is terminated without "cause," the restricted stock awards will vest in full.

(10)
Represents unvested restricted stock awards which will vest on June 3, 2020. Within one year following a change in control, if Mr. Momtazee's service on our Board is terminated without "cause," the restricted stock awards will vest in full.

(11)
Represents 1,436 unvested restricted stock awards which will vest on June 3, 2020 and 4,117 vested shares. Within one year following a change in control, if Mr. Young's service on our Board is terminated without "cause," the restricted stock awards will vest in full.

(12)
Includes shares that are owned or may be deemed to be owned by current directors and executive officers.

DELINQUENT SECTION 16(A) REPORTS

        Section 16(a) of the Exchange Act requires executive officers and directors, a company's chief accounting officer and persons who beneficially own more than 10% of a company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and NASDAQ. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of copies of such reports and written representations from our executive officers, directors and KKR, we believe that our executive officers, directors and KKR complied with all Section 16(a) filing requirements during 2019, except for the Forms 4 of Messrs. Shannon and Bonello dated August 13, 2019, which were inadvertently filed late.

 TRANSACTIONS WITH RELATED PERSONS

        Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on NASDAQ. Under the policy:

  •
  any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of disinterested members of the Board of Directors or any Committee of the Board; provided that a majority of the members of the Board of Directors or such committee, respectively, are disinterested (the "Approving Body"); and

  •
  any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation Committee to the Board of Directors for its approval.

        In connection with the review and approval or ratification of a related person transaction:

  •
  management must disclose to the Approving Body the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

  •
  management must advise the Approving Body as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

  •
  management must advise the Approving Body as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act, or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act, the Exchange Act and related rules; and

  •
  management must advise the Approving Body as to whether the related person transaction constitutes a "personal loan" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

        In addition, the related person transaction policy provides that the Approving Body, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, NASDAQ and the Code of Conduct.

Arrangements with our Executive Officers

        In connection with our acquisition by KKR (the "KKR Transaction"), we entered into letter agreements with certain members of our management, including each of our executive officers, pursuant to which such members agreed to invest in our stock, generally through the rolling over of a portion of their then current issuer stock options, and/or through the purchase of our shares with cash. Our Board also granted options to purchase shares of our common stock to certain members of management and key employees, including to our executive officers, in December 2013. In connection with their rollover of existing options and the grants of new options described above, the participating members of our management, including our executive officers, were required to enter into a management stockholder's agreement and a sale participation agreement, as well as an option rollover agreement and/or stock option agreement, as applicable.

        Below are brief summaries of the principal terms of the management stockholder's agreement and the sale participation agreement. Both of these agreements effectively terminated upon the sale by KKR of its last remaining shares of our common stock in September 2019.

Management Stockholder's Agreement

        The management stockholder's agreement imposed significant restrictions on transfers of shares of our common stock. Generally, shares were nontransferable by any means at any time prior to the earlier of a "Change in Control" (as defined in the management stockholder's agreement) or the fifth anniversary of the closing date of the KKR Transaction (September 23, 2018), except (i) sales pursuant to an effective registration statement under the Securities Act filed by the Company in accordance with the management stockholder's agreement, (ii) a sale pursuant to the sale participation agreement (described below), (iii) a sale to certain "Permitted Transferees" (as defined in the management stockholder's agreement) or (iv) as otherwise permitted by KKR PRA Investors L.P.

        On August 9, 2018, in connection with a secondary offering of shares of our common stock by KKR PRA Investors L.P. and a waiver of piggyback registration rights by management stockholders, the Compensation Committee waived the restrictions on transfer contained in the management stockholder's agreement with respect to all of the shares held by each management stockholder as of August 9, 2018 (including any shares that the management stockholder was or would have be entitled to acquire under unexercised options granted by the Company, regardless of whether such options were exercisable on such date or vest and become exercisable after such date).

        In the event that our common stock was sold pursuant to any other registration statement filed after the completion of our IPO (excluding registration statements on Form S-4 and Form S-8), the management stockholder's agreement prohibited management stockholders from selling shares not included in such registration statement from the time of notice until 90 days following the date of the related prospectus. The management stockholder's agreement also provided for the management stockholder's ability to cause us to repurchase their outstanding stock and options in the event of the management stockholder's death or disability, and for our ability to cause the management stockholder to sell their stock or options back to the Company upon certain termination events.

        Additionally, following our IPO, management stockholders had limited "piggyback" registration rights with respect to their shares of common stock. The maximum number of shares of common stock that a management stockholder could register was generally proportionate with the percentage of common stock being sold by KKR PRA Investors L.P. (relative to their holdings thereof).

Sale Participation Agreement

        The sale participation agreement granted management stockholders the right to participate in any private direct or indirect sale of shares of common stock by KKR PRA Investors L.P., and required all management stockholders to participate in any such private sale if so elected by KKR PRA Investors L.P. in the event that it was proposing to sell stock in a transaction that would constitute a "Change in Control" (as defined in the management stockholder's agreement) (such right being referred to herein as the "Drag-Along Right"). The number of shares of common stock that would have been required to be sold by a management stockholder pursuant to the exercise of the Drag-Along Right would be the sum of the number of shares of common stock then owned by the management stockholder and his or her affiliates plus all shares of common stock the management stockholder was entitled to acquire under any unexercised options (to the extent such options were exercisable or would become exercisable as a result of the consummation of the proposed sale), multiplied by a fraction (i) the numerator of which would have been the aggregate number of shares of common stock proposed to be transferred by KKR PRA Investors L.P. in the proposed sale and (ii) the denominator of which would have been the total number of shares of common stock owned by KKR PRA Investors L.P. Management stockholders would have borne their pro rata share of any fees, commissions, adjustments to purchase price, expenses or indemnities in connection with any sale under the sale participation agreement.

Arrangements with KKR

Stockholders Agreement

        In connection with our IPO, we entered into a stockholders agreement with certain affiliates of KKR. This agreement granted affiliates of KKR the right to nominate to our Board of Directors a number of designees equal to: (i) at least a majority of the total number of directors comprising our Board of Directors at such time as long as affiliates of KKR beneficially owned at least 50% of the shares of our common stock entitled to vote generally in the election of our directors; (ii) at least 40% of the total number of directors comprising our Board of Directors at such time as long as affiliates of KKR beneficially owned at least 40% but less than 50% of the shares of our common stock entitled to vote generally in the election of our directors; (iii) at least 30% of the total number of directors comprising our Board of Directors at such time as long as affiliates of KKR beneficially owned at least 30% but less than 40% of the shares of our common stock entitled to vote generally in the election of our directors; (iv) at least 20% of the total number of directors comprising our Board of Directors at such time as long as affiliates of KKR beneficially owned at least 20% but less 30% of the shares of our common stock entitled to vote generally in the election of our directors; and (v) at least 10% of the total number of directors comprising our Board of Directors at such time as long as affiliates of KKR beneficially owned at least 5% but less than 20% of the shares of our common stock entitled to vote generally in the election of our directors. For purposes of calculating the number of directors that affiliates of KKR were entitled to nominate pursuant to the formula outlined above, any fractional amounts were rounded up to the nearest whole number and the calculation was made on a pro forma basis, taking into account any increase in the size of our Board of Directors (e.g., one and one quarter (1 1/4) directors would equate to two directors). In addition, in the event a vacancy on the Board of Directors was created by the death, disability, retirement or resignation of a KKR director designee, affiliates of KKR, to the fullest extent permitted by law, had the right to have the vacancy filled by a new KKR director-designee. This agreement effectively terminated upon the sale by KKR of its last remaining shares of our common stock in September 2019.

Registration Rights Agreement

        KKR PRA Investors L.P. and its general partner entered into a registration rights agreement with us in connection with the KKR Transaction. Pursuant to this agreement, KKR PRA Investors L.P. could cause us to register shares of our common stock held by it under the Securities Act and, if requested, to maintain a shelf registration statement effective with respect to such shares. KKR PRA Investors L.P. was also entitled to participate on a pro rata basis in any registration of our common stock under the Securities Act that we may have undertaken. The registration rights agreement also provided that we would pay certain expenses relating to such registrations and indemnify KKR PRA Investors L.P. and members of management participating in any offering against certain liabilities which may have arisen under the Securities Act. This agreement effectively terminated upon the sale by KKR of its last remaining shares of our common stock in September 2019.

Underwriting Agreement and Share Repurchase

        On September 3, 2019, we entered into an Underwriting Agreement (the "Underwriting Agreement") with KKR and Goldman Sachs & Co. LLC (the "Underwriter"), relating to a secondary offering by KKR of 6,666,684 shares of our common stock. The offering was completed on

September 6, 2019. The offering also included our repurchase of 3,079,765 shares out of the 6,666,684 shares of common stock subject to the offering from the Underwriter at $97.41 per share, which was the price the Underwriter purchased the shares from KKR in the offering. The closing of the share repurchase occurred substantially concurrently with closing of the offering, and the shares of common stock that were repurchased by us were retired.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

        If any stockholder wishes to propose a matter for consideration at our 2021 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, PRA Health Sciences, Inc., 4130 Parklake Avenue, Suite 400, Raleigh, North Carolina 27612. To be eligible under the SEC's stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2021 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before December 4, 2020. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

        In addition, our bylaws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2021, you must submit a timely notice in accordance with the procedures described in our bylaws. To be timely, a stockholder's notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2021, such a proposal must be received on or after January 18, 2021, but not later than February 17, 2021. In the event that the date of the Annual Meeting of Stockholders to be held in 2021 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year's Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than 120 days prior to the Annual Meeting of Stockholders to be held in 2021 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2021 or 10 calendar days following the day on which public announcement of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our bylaws. The proxy solicited by the Board for the 2021 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

HOUSEHOLDING OF PROXY MATERIALS

        SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as "householding," provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Corporate Secretary, 4130 Parklake Avenue, Suite 400, Raleigh, North Carolina 27612.

OTHER BUSINESS

        The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
Christopher L. Gaenzle Corporate Secretary

        We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our "Investor Relations" website (investor.prahs.com) and click on "Financial Information." Copies of our Annual Report on Form 10-K for the year ended December 31, 2019, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

    Corporate Secretary
    PRA Health Sciences, Inc.
    4130 Parklake Avenue, Suite 400
    Raleigh, North Carolina 27612

Appendix A

PRA HEALTH SCIENCES, INC.
2020 STOCK INCENTIVE PLAN

        1.    Purpose.    The purpose of the PRA Health Sciences, Inc. 2020 Stock Incentive Plan is to provide a means through which the Company, and the other members of the Company Group, may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company's stockholders.

        2.    Definitions.    The following definitions shall be applicable throughout the Plan.

          (a)   "Adjustment Event" has the meaning given to such term in Section 12(a) of the Plan.

          (b)   "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

          (c)   "Applicable Laws" means the requirements relating to the administration of equity-based awards, and the related Shares under U.S. state corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent Rights and Other Equity-Based Award granted under the Plan.

          (e)   "Award Agreement" means the document or documents by which each Award is evidenced, electronically or otherwise.

          (f)    "Board" means the Board of Directors of the Company.

          (g)   "Cause" means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) "Cause," as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Cause" contained therein), the Participant's (A) willful neglect in the performance of the Participant's duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant's employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant's employment or service to the Service Recipient.

          (h)   "Change in Control" means:

              (i)  the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding Shares, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate of the Company; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate of the Company; and (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

             (ii)  during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

            (iii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

            Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company's voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

          (i)    "Change in Control Consideration" has the meaning given to such term in Section 12(b) of the Plan.

          (j)    "Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

          (k)   "Committee" means the Compensation Committee of the Board or any other committee comprised of members of the Board, or any properly delegated subcommittee thereof or, if no such committee or subcommittee thereof exists, the Board.

          (l)    "Common Stock" means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

          (m)  "Company" means PRA Health Sciences, Inc., a Delaware corporation, and any successor thereto.

          (n)   "Company Group" means, collectively, the Company and its Subsidiaries, and any other Affiliate of the Company designated as a member of the Company Group by the Committee.

          (o)   "Continuing Entity" has the meaning given to such term in Section 12(b) of the Plan.

          (p)   "Date of Grant" means the date on which the granting of an Award is authorized, or such later date as may be specified in such authorization.

          (q)   "Designated Foreign Subsidiaries" means all members of the Company Group that are organized under the laws of any jurisdiction other than the United States of America that may be designated by the Board or the Committee from time to time.

          (r)   "Detrimental Activity" means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant's employment or service with the Service Recipient for Cause; or (iii) a breach by the Participant of any noncompetition, nonsolicitation, or other agreement containing restrictive covenants with any member of the Company Group.

          (s)   "Director Award" has the meaning given to such term in Section 11 of the Plan.

          (t)    "Disability" means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) "Disability," as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Disability" contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion. Notwithstanding the foregoing, (a) for purposes of Incentive Stock Options granted under the Plan, "Disability" means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (b) with respect to an Award that is subject to Section 409A of the Code where the payment or settlement of the Award will accelerate as a result of the Participant's Disability, solely for purposes of determining the timing of payment, no such event will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a "disability" as defined under Section 409A of the Code.

          (u)   "Dividend Equivalent Right" means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award in accordance with the provision of Section 14(c).

          (v)   "Effective Date" means May 18, 2020.

          (w)  "Eligible Person" means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

          (x)   "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

          (y)   "Exercise Price" has the meaning given to such term in Section 7(b) of the Plan.

          (z)   "Fair Market Value" means, as of any date, the fair market value of a Share, as reasonably determined by the Company, which may include, without limitation, the closing sales price on the trading day immediately prior to or on such date, or a trailing average of previous closing prices prior to such date.

          (aa) "GAAP" has the meaning given to such term in Section 7(d) of the Plan.

          (bb) "Grant Date Fair Market Value" means, as of a Date of Grant, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee acting in good faith, under a reasonable methodology and reasonable application in compliance with Section 409A of the Code to the extent such determination is necessary for Awards under the Plan to comply with, or be exempt from, Section 409A of the Code.

          (cc) "Immediate Family Members" has the meaning given to such term in Section 14(b) of the Plan.

          (dd) "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

          (ee) "Indemnifiable Person" has the meaning given to such term in Section 4(e) of the Plan.

          (ff)  "Minimum Vesting Condition" means, with respect to any Award, that vesting of (or lapsing of restrictions on) such Award does not occur prior to the first anniversary of the Date of Grant (or the date of commencement of employment or service, in the case of a grant made in connection with a Participant's commencement of employment or service), other than (i) in connection with a Change in Control, as provided in Section 12(b) hereof, or (ii) as a result of a Participant's death or Disability; provided, however, that an Award need not be subject to such condition so long as the number of Shares underlying such Award, together with the number of

  Shares underlying any other Award granted without being subject to such condition does not exceed 5% of the Plan Share Reserve (the "Minimum Vesting Condition Carve Out Amount").

          (gg) "Minimum Vesting Condition Carve Out Amount" has the meaning given to such term in Section 2(ff) of the Plan.

          (hh) "Non-Employee Director" means a member of the Board who is not an employee of any member of the Company Group.

          (ii)   "Nonqualified Stock Option" means an Option which is not designated by the Committee, or otherwise fails to qualify, as an Incentive Stock Option.

          (jj)   "Option" means an Award granted under Section 7 of the Plan.

          (kk) "Option Period" has the meaning given to such term in Section 7(c) of the Plan.

          (ll)   "Other Equity-Based Award" means an Award that is not an Option, Restricted Stock or Restricted Stock Unit, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

          (mm)  "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and has been granted an Award pursuant to the Plan.

          (nn) "Performance-Based Award" has the meaning given to such term in Section 12(b) of the Plan.

          (oo) "Permitted Transferee" has the meaning given to such term in Section 14(b) of the Plan.

          (pp) "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

          (qq) "Plan" means this PRA Health Sciences, Inc. 2020 Stock Incentive Plan, as it may be amended and/or restated from time to time.

          (rr)  "Plan Share Reserve" has the meaning given to such term in Section 5(b) of the Plan.

          (ss)  "Prior Plans" means the 2018 PRA Health Sciences Inc. Stock Incentive Plan.

          (tt)  "Qualifying Director" means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

          (uu) "Qualifying Termination" means a Termination (i) by the Service Recipient other than for Cause, (ii) by the Participant as a result of (A) a material diminution in compensation, (B) a material reduction in duties or responsibilities, or (C) a relocation by the Service Recipient of the Participant's principal place of employment or providing services by more than fifty (50) miles from the then-current location, or (iii) by reason of such Participant's death or Disability, in each case on or within a twelve (12) months following a Change in Control, or such other period as specified by the Committee.

          (vv) "Restricted Period" means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

          (ww)  "Restricted Stock" means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 8 of the Plan.

          (xx) "Restricted Stock Unit" means an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 8 of the Plan.

          (yy) "SAR Base Price" means, as to any Stock Appreciation Right, the price per Share designated as the base value above which appreciation in value is measured.

          (zz) "SEC" means the U.S. Securities and Exchange Commission.

          (aaa)  "Securities Act" means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

          (bbb)  "Service Recipient" means, with respect to an individual holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

          (ccc)  "Share" means a share of Common Stock.

          (ddd)  "Stock Appreciation Right" or "SAR" means an Other-Equity Based Award designated in an applicable Award Agreement as a stock appreciation right, granted under Section 9 of the Plan.

          (eee)  "Subsidiary" means, with respect to any specified Person:

              (i)  any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity's voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof);

             (ii)  any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof); and

            (iii)  for purposes of granting Incentive Stock Options, any Person or other entity that qualifies as a "subsidiary corporation" under Section 424(f) of the Code.

          (fff) "Substitute Award" has the meaning given to such term in Section 5(f) of the Plan.

          (ggg)  "Sub-Plans" means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of (i) permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, (ii) to facilitate the administration of the Plan or (iii) to obtain favorable tax treatment. Each Sub-Plan shall be designed to comply with Applicable Laws to offerings in foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with Applicable Laws, the Plan Share Reserve and the other limits specified in Section 5 shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder, and the Minimum Vesting Condition shall apply to any Awards granted under any such Sub-Plan, unless prevented by Applicable Laws, in which case, they will be granted pursuant to the Minimum Vesting Condition Carve Out Amount.

          (hhh)  "Tax-Related Items" means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or the applicable Award Agreement.

          (iii)  "Termination" means the termination of a Participant's employment or service, as applicable, with the Service Recipient for any reason (including death).

          (jjj)  "U.S." means the United States of America.

        3.    Effective Date; Duration.    The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the earlier of the date the Board adopts the Plan and the date the Company's shareholders approve the Plan; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

        4.    Administration.

          (a)    General.    The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

          (b)    Committee Authority.    Subject to the provisions of the Plan and Applicable Laws, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether any Award subject to vesting may receive accelerated vesting treatment; (vi) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (viii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (x) adopt Sub-Plans; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, including to accommodate any specific requirements of local laws, regulations, and procedures for jurisdictions outside of the U.S.

          (c)    Delegation.    Except to the extent prohibited by Applicable Laws, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by

  it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons (i) who are Non-Employee Directors, or (ii) who are subject to Section 16 of the Exchange Act.

          (d)    Finality of Decisions.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

          (e)    Indemnification.    No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

          (f)    Board Authority.    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to Applicable Laws. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

        5.    Grant of Awards; Shares Subject to the Plan; Limitations.

          (a)    Grants.    The Committee may, from time to time, grant Awards to one or more Eligible Persons.

          (b)    Share Reserve.    Subject to Section 12 of the Plan, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (i) 2,500,000, plus (ii) any of the Shares which as of the Effective Date are available for issuance under the Prior Plans, plus (iii) any Shares which are subject to awards under the Prior Plans that, on or after the Effective Date, terminate, expire or lapse for any reason without the delivery of Shares to the Participant thereof (the "Plan Share Reserve"), and from and after the Effective Date, no further grants shall be made under the Prior Plans. Further, the number of Shares underlying any award granted under the Prior Plans that expires, terminates or is canceled or forfeited for any reason whatsoever under the terms of the Prior Plans, shall increase the Plan Share Reserve. Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award.

          (c)    Additional Limits.    Subject to Section 12 of the Plan, no more than 2,500,000 Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed USD 500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

          (d)    Share Counting.    Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued shares will be returned for future grant under the Plan. Shares shall be deemed to have been issued in settlement of Awards if the Fair Market Value equivalent of such Shares is paid in cash; provided, however, that no shares shall be deemed to have been issued in settlement of a SAR, Other Equity-Based Award or Restricted Stock Unit that only provides for settlement in cash and settles only in cash. Shares withheld in payment of the Exercise Price or Tax-Related Items with respect to Options, SARs or Other Equity-Based Awards based on the appreciation of Shares equal to the number of Shares surrendered in payment of any Exercise Price or Tax-Related Items shall constitute Shares issued to the Participant and shall reduce the Plan Share Reserve. For the avoidance of doubt, Shares withheld to satisfy Tax-Related Items with respect to Restricted Stock Units, Restricted Stock or Other Equity-Based Awards that constitute full-value Awards shall not reduce the Plan Share Reserve.

          (e)    Source of Shares.    Shares issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

          (f)    Substitute Awards.    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Plan Share Reserve; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for issuance under the Plan.

        6.    Eligibility.    Participation in the Plan shall be limited to Eligible Persons.

        7.    Options.

          (a)    General.    Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

          (b)    Exercise Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per Share for each Option shall not be less than 100% of the Grant Date Fair Market Value of such Share; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group that also qualifies as a "subsidiary corporation" under Section 424(f) of the Code, the Exercise Price per Share shall not be less than 110% of the Grant Date Fair Market Value per Share.

          (c)   Vesting and Expiration.

              (i)  Subject to the Minimum Vesting Condition, Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

             (ii)  Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the "Option Period"); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by Applicable Laws, then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any member of the Company Group that qualifies as a "subsidiary corporation" under Section 424(f) of the Code.

            (iii)  Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant's Termination by the Service Recipient for Cause,

    all vested and unvested outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant's Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant's Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for three (3) months thereafter (but in no event beyond the expiration of the Option Period).

          (d)    Method of Exercise and Form of Payment.    No Shares shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefore is received by the Company and the Participant has paid to the Company (or one or more of its Subsidiaries or Affiliates, as applicable) an amount equal to any Tax-Related Items. Options that have become exercisable may be exercised by delivery of a notice of exercise in such form and accordance with such procedures as the Committee may specify from time to time accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual issuance of such shares to the Company); provided, that such Shares are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles ("GAAP")); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a "net exercise" procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an Option that are needed to pay the Exercise Price. The permissible methods of payment of the Exercise Price with respect to a particular Option grant may be specified in the applicable Award Agreement. Any fractional Shares shall be settled in cash.

          (e)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

        8.    Restricted Stock and Restricted Stock Units.

          (a)    General.    Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

          (b)    Book-Entry; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause Share(s) to be held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. Subject to the restrictions set forth in this Section 8, Section 14(c) of the Plan and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

          (c)    Vesting.    Subject to the Minimum Vesting Condition, Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee.

          (d)    Issuance of Restricted Stock and Settlement of Restricted Stock Units.

              (i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant's beneficiary, without charge, the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

             (ii)  Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant's beneficiary, without charge, one (1) Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Shares in lieu of issuing only Shares in respect of such Restricted Stock Units; or (B) defer the issuance of Shares (or cash or part cash and part Shares, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing Shares in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per Share as of the date upon which the Restricted Stock Units are settled. Any fractional Shares may be settled in cash or rounded to the next whole number of Shares, in the sole discretion of the Company.

        9.    STOCK APPRECIATION RIGHTS

          (a)    General.    Each SAR granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each SAR so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

          (b)    SAR Base Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the SAR Base Price for each SAR shall not be less than 100% of the Grant Date Fair Market Value of such Share.

          (c)    Vesting and Expiration.

              (i)  Subject to the Minimum Vesting Condition, SARs shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

             (ii)  SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant.

            (iii)  Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant's Termination by the Service Recipient for Cause, all outstanding vested and unvested SARs granted to such Participant shall immediately terminate and expire; (B) a Participant's Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one year thereafter (but in no event beyond ten (10) years from the Date of Grant); and (C) a Participant's Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for three (3) months thereafter (but in no event beyond ten (10) years from the Date of Grant).

          (d)    Time and Conditions of Exercise.    A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the excess of the aggregate Fair Market Value of the Shares on the date the SAR is exercised over the SAR Base Price, less applicable Tax-Related Items, subject to any limitations the Committee may impose. Payment of the amounts determined under this Section 9(e) shall be in cash, in Shares (based on the Fair Market Value of the Shares as of the date the SAR is exercised) or a combination of both, as determined by the Committee in the Award Agreement. Any fractional Shares shall be settled in cash. SARs that have become exercisable may be exercised by delivery of a notice of exercise to the Company (in such form as the Committee may specify from time to time). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no dividends or Dividend Equivalent Right shall be paid, and no right to vote or receive dividends or Dividend Equivalent Rights or any other rights as a shareholder shall exist with respect to the Shares subject to a SAR, notwithstanding the exercise of the SAR.

          (e)    Tandem SARs.    A SAR may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. A SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender the Option or any portion thereof to the extent unexercised, with respect to the number of Shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section 9(e). The Option shall, to the extent and when surrendered, cease to be exercisable. A SAR granted in connection with an Option hereunder will have a SAR Base Price equal to the Exercise Price of the Option, will be exercisable at such time or times, and only to the extent, that the related Option is exercisable, and will expire no later than the related Option expires. If a related Option is exercised in whole or in part, then the SAR related to the Shares purchased terminates as of the date of such exercise.

        10.    Other Equity-Based Awards.    The Committee may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Persons, alone or in tandem with other Awards, in such amounts and, subject to the Minimum Vesting Condition, dependent on such other conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

        11.    Non-Employee Director Grants.

          (a)   The Committee may, subject to Section 5(c) hereof, grant Awards to Non-Employee Directors (a "Director Award"), subject to the terms of this Section 11.

          (b)   The form of any Director Award, as well as the vesting and other applicable conditions of a Director Award, shall be determined by the Board prior to the applicable Date of Grant.

        12.    Changes in Capital Structure and Similar Events.    Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

          (a)    General.    In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in Applicable Laws, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an "Adjustment Event"), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Plan Share Reserve, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or SAR Base Price with respect to any Option or SAR, as applicable or any amount payable as a condition of issuance of Shares (in the case of any other Award); or (III) any applicable performance measures; provided, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

          (b)    Change in Control.    In the event of a Change in Control, without limiting the foregoing and unless otherwise determined by the Committee (which determination may not include any accelerated vesting, except as provided in this Section 12(b)), in its sole discretion, the following provisions shall apply.

            (i)    Outstanding Awards with Time-Based Vesting.    All outstanding Awards subject to vesting based on the Participant's continued service over a period of time ("Time-Based

    Awards") shall be assumed by the surviving or acquiring entity, or its Affiliates (the "Continuing Entity"), or substituted for new cash or equity-based awards of such Continuing Entity, as provided in the merger or acquisition agreement, or if no such assumption or substitution is provided for, all outstanding Time-Based Awards shall become fully vested and, to the extent applicable, exercisable and all forfeiture restrictions on such Awards shall lapse. To the extent that any Time-Based Awards are to be assumed or substituted, the Committee may provide that the vesting of any unvested portion of any one or more of such Awards will automatically accelerate upon a Participant's Qualifying Termination.

            (ii)    Outstanding Awards with Performance-Based Vesting.    All outstanding unvested Awards subject to vesting based on the achievement of performance criteria ("Performance-Based Awards") shall vest as of the effective date of the Change in Control (A) at the target level, pro-rated to reflect the portion of the performance period that has elapsed as of the effective date of the Change in Control or (B) at the actual achievement level, based on the actual achievement of such performance criteria, as of the effective date of the Change in Control or the most recent practicable date immediately prior to the effective date of the Change in Control on which the performance criteria may be measured prior to such effective date, as reasonably determined by the Committee in good faith, including any reasonable assumptions, adjustments or projections related to such performance criteria. The level of vesting for each outstanding Performance-Based Award on a Change in Control as between clause (A) or (B) above shall be the level that provides the greatest value under each Performance-Based Award, which may be different with respect to each outstanding Performance-Based Award. Any unvested portion of any outstanding Performance-Based Award that does not become vested in connection with a Change in Control in accordance with this Section 12(b)(ii) shall terminate and cease to be outstanding as of the effective date of the Change in Control, without payment of any consideration to the Participant.

            (iii)    Cancellation of Awards.    In connection with a Change in Control, the Committee may, in its sole discretion, but shall not be obligated to, provide for cancellation of all or any portion of any one or more outstanding Awards and payment to the holders of such Awards, with respect to the portion of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest in accordance with the terms of such Award or in accordance with this Section 12(b)(i) or (ii) hereof, as applicable), the value of the vested portion of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the per-share consideration received or to be received by the holders of the Shares upon the occurrence of the Change in Control (the "Change in Control Consideration"), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Change in Control Consideration over the per-share Exercise Price or SAR Base Price, as applicable, of such Option or SAR, multiplied by the number of Shares underlying the vested portion of each such Option or SAR. Payments to holders with respect to the vested portion of such cancelled Awards pursuant to this Section 12(b)(iii) shall be made in cash or, in the sole discretion of the Committee, in such other form of consideration necessary for such holders to receive the property, cash, securities, and/or other consideration (or any combination thereof) as such holders would have been entitled to receive upon the occurrence of the Change in Control as if such holders had been, immediately prior to such Change in Control, the holder of the number of Shares covered by the vested portion of such cancelled Awards (less any applicable Exercise or SAR Base Price). The unvested portion of any outstanding Award, and the vested portion of any Option or SAR having an Exercise or Strike Price equal to, or in excess of, the Change in Control Consideration, may be canceled and terminated without any payment or consideration therefor.

For purposes of Section 12(b)(i) above, the assumption or substitution of an Award may include conversion of the Shares underlying such Award into shares of the Continuing Entity, or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award, which conversion shall not affect any continued vesting requirements of the Award (other than as provided in Clause (i) above upon a Participant's Qualifying Termination). For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award (other than as provided in Clause (i) above upon a Participant's Termination) and no Awards shall vest solely as a result of such assumption or substitution.

          (c)    Other Requirements.    Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant's Awards; (ii) bear such Participant's pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

          (d)    Fractional Shares.    Any adjustment provided under this Section 12 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

          (e)    Binding Effect.    Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 12 shall be conclusive and binding for all purposes.

        13.    Amendments and Termination.

          (a)    Amendment and Termination of the Plan.    The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such approval is necessary to comply with Applicable Laws; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, except that no such consent shall be required to the extent that the Committee determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with Applicable Laws. Notwithstanding the foregoing, no amendment shall be made to Section 13(c) of the Plan without stockholder approval.

          (b)    Amendment of Award Agreements.    The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant's Termination); provided, that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, except that no such consent shall be required to the extent that the Committee determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with Applicable Laws.

          (c)    No Repricing.    Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the SAR Base Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or SAR Base Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

        14.    General.

          (a)    Award Agreements.    Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

          (b)    Nontransferability.

              (i)  Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant's lifetime, or, if permissible under Applicable Laws, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Laws) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (ii)  Notwithstanding the foregoing and subject to Applicable Laws, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant residing in the U.S., without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the SEC (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and the Participant's Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant's Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as "charitable contributions" for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. For the avoidance of doubt, Awards granted to Participants residing outside the U.S. are not transferable to Permitted Transferees.

            (iii)  The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant's Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

          (c)    Dividends and Dividend Equivalent Rights.

              (i)  The Committee may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.

             (ii)  Any dividend or Dividend Equivalent Right otherwise payable in respect of any Share of Restricted Stock or Restricted Stock Unit (or other full-value Award) that remains subject to vesting conditions at the time of payment of such dividend shall not be paid to the Participant to the extent the underlying Award does not vest.

          (d)    Tax Withholding.    The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require a Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, the amount of any Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant's behalf, or (vii) any other method of withholding determined by the Committee that is permissible under Applicable Laws.

          (e)    No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

          (f)    International Participants.    With respect to Participants who reside or work outside of the U.S., the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law, to obtain more favorable tax or other treatment for a Participant or any member of the Company Group, or to facilitate administration of the Plan.

          (g)    Designation and Change of Beneficiary.    If valid under Applicable Laws and permitted by the Committee, a Participant residing in the U.S. may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant's death. For the avoidance of doubt, a Participant residing outside of the U.S. may not designate beneficiaries with respect to Awards granted to the Participant under the Plan. A Participant may, from time to time, revoke or change the Participant's beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant residing in the U.S. or if a beneficiary designation is not valid under Applicable Laws, subject to Applicable Laws, the beneficiary shall be deemed to be the Participant's spouse or, if the Participant is unmarried at the time of death, the Participant's estate.

          (h)    Termination.    Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one member of the Company Group to employment or service with another member of the Company Group (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant's employment or service is transferred to another entity that would constitute a member of the Company Group immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

          (i)    No Rights as a Stockholder.    Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

          (j)    Government and Other Regulations.

              (i)  The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all Applicable Laws and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other Applicable Laws and other requirements, and, without limiting the generality of Section 8 of the Plan, the Committee may cause such Shares issued under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

             (ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Shares from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) in the case of Options or SARs, provide the Participant with a cash payment or grant of Shares, subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award, equal to the excess of (I) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or SAR Base Price (in the case of an Option or SAR, respectively) or any amount payable to the Company as a condition of issuance of Shares (in the case of any other Award), or (B) in the case of Restricted Stock, Restricted Stock Units or

    Other Equity-Based Awards, provide the Participant with a cash payment or grant of Shares, subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award, equal to the value of such Award or the underlying shares in respect thereof.

          (k)    No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

          (l)    Payments to Persons Other Than Participants.    If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant's affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant's spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          (m)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (n)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

          (o)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

          (p)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by Applicable Laws.

          (q)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT'S RIGHTS OR OBLIGATIONS HEREUNDER.

          (r)    Severability.    If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (s)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

          (t)    Section 409A of the Code.

              (i)  Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate a payment.

             (ii)  Notwithstanding anything in the Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code and which would otherwise be payable upon the Participant's "separation from service" (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

            (iii)  Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered "deferred compensation" subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code.

          (u)    Clawback/Repayment.    All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee as in effect at the time of the applicable Award grant; and (ii) Applicable Laws. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

          (v)    Detrimental Activity.    Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

              (i)  cancellation of any or all of such Participant's outstanding Awards; and

             (ii)  forfeiture and prompt repayment to the Company by the Participant, of any gain realized on the vesting, exercise or settlement of any Awards previously granted to such Participant.

          (w)    Right of Offset.    The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is "deferred compensation" subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

          (x)    Expenses; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

          (y)    Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise or be issued Shares under an Award in a manner which the Committee determines would violate the Applicable Laws.

          (z)    Waiver.    A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PRA HEALTH SCIENCES, INC. 4130 PARKLAKE AVENUE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SUITE 400 RALEIGH, NORTH CAROLINA 27612 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Colin Shannon 02 James C. Momtazee 03 Alexander G. Dickinson The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 0 Against 0 0 0 Abstain 0 0 0 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020. Approval, in a non-binding advisory vote, of the compensation paid to the Company's named executive officers. 3. 4. Approval of the PRA Health Sciences, Inc. 2020 Stock Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000449277_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com PRA HEALTH SCIENCES, INC. Annual Meeting of Stockholders May 18, 2020 9:00 AM This proxy is solicited by the Board of Directors The stockholder hereby appoints Colin Shannon, Michael J. Bonello, and Christopher L. Gaenzle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PRA HEALTH SCIENCES, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on May 18, 2020, at PRA Health Sciences, Inc., 4131 ParkLake Avenue, 6th Floor, Raleigh, North Carolina 27612, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000449277_2 R1.0.1.18